STOCK FUNDS SEMI-ANNUAL REPORT

                                DECEMBER 31, 1997



                         A FAMILY OF 100% NO-LOAD FUNDS

                              LARGE CAP GROWTH FUND
                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                                  BALANCED FUND
                            INTERNATIONAL GROWTH FUND
                             DEVELOPING MARKETS FUND


                                     [LOGO]

                                SIT MUTUAL FUNDS

                         A LOOK AT THE SIT MUTUAL FUNDS

     The Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.8 billion for some of America's largest corporations, foundations and endowments.

     The Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:


     *    Free telephone exchange
     *    Dollar-cost averaging through automatic investment plan
     *    Electronic transfer of funds for purchases and redemptions
     *    Free check-writing privileges on bond funds
     *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS
                                    [CHART]

STABILITY:            INCOME:                     GROWTH:                   HIGH GROWTH:
Safety of principal   Increased income            Long-term capital         Long-term capital
and current income                                appreciation and income   appreciation

MONEY MARKET          BOND                        REGIONAL GROWTH           DEVELOPING MARKETS GROWTH
                      MINNESOTA TAX-FREE INCOME   LARGE CAP GROWTH          SCIENCE AND TECHNOLOGY GROWTH
                      TAX-FREE INCOME             BALANCED                  SMALL CAP GROWTH
                      U.S. GOVERNMENT SECURITIES                            INTERNATIONAL GROWTH
                                                                            MID CAP GROWTH

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----

       Chairman's Letter............................................     2

       Performance Review...........................................     4

       Fund Reviews and Portfolios of Investments

             Large Cap Growth Fund..................................     6

             Mid Cap Growth Fund....................................    10

             Small Cap Growth Fund..................................    14

             Balanced Fund..........................................    18

             International Growth Fund..............................    22

             Developing Markets Growth Fund.........................    26

       Notes to Portfolios of Investments...........................    31

       Statements of Assets and Liabilities.........................    32

       Statements of Operations.....................................    33

       Statements of Changes in Net Assets..........................    34

       Notes to Financial Statements................................    36

       Financial Highlights.........................................    40

       Results of the Shareholder Meeting...........................    46


         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - DECEMBER 31, 1997


[PHOTO]

Dear Fellow Shareholders:

The year 1997 proved to be another year of strong financial asset returns in the United States, continuing the trend of the previous two years. Surprisingly, financial asset returns in the 1990s have come close to matching those of the 1980s, which were considered well above average at the time. Corporate earnings growth was surprisingly strong and inflation decelerated throughout the year helping drive interest rates lower. It was an extraordinary year.


Economic Overview

At the beginning of last year, the annual BUSINESS WEEK survey of leading economists forecasted 1997 U.S. real GDP growth of +2.5%. Our own forecast was +2.6%. Actual growth in 1997 was much stronger at +3.8% with extremely robust real GDP growth of +4.9% for the first quarter and +4.3% for the fourth quarter. For the year as a whole, the two strongest drivers of the better-than-expected economy were consumer spending and nonresidential investment. The former benefited from tightening labor conditions and strong personal income gains while the latter was a function of healthy profit increases and a continuing corporate desire to replace labor with capital. We believe that U.S. economic growth is likely to slow in 1998 to +2.6%. The "wild card" continues to be developments in Asia, including Japan, which are expected to dampen growth, perhaps materially.

Also surprising was how inflation could remain subdued in the face of such robust economic growth. We believe a major contributing factor is increased global competition. Consumer price inflation in the major industrialized countries is currently running around +2%, except for the U.K. The excess capacity and severe currency devaluations in the Pacific Basin area will be likely further sources of downward pricing pressure in 1998 that were not present last year. Consumer price inflation is expected to remain low, averaging +2.0% this year versus +2.2% in 1997, and deflation risks are being monitored carefully. The United States' leading financial and competitive position should result in sustained relative strength for the dollar.

With regard to monetary and fiscal policy, despite recurring short-term pressures to tighten policy, the Federal Reserve remained essentially on autopilot during 1997 after a small increase in rates in March. The onset of the Asian economic problems in the second half of the year, accompanied by a sharp stock market correction in October, tilted the balance toward neutrality and inaction. The Federal Reserve has made very few policy moves during the past two years but is likely to become more active in 1998 if deflation or inflation risks gain prominence.

On many counts, 1997 was a watershed year for U.S. fiscal policy. Significant changes promoting saving and investment were implemented in the Taxpayer Relief Act, the federal deficit approached zero for the latest fiscal year ended September 30th, and as many as 31 states, flush with surpluses, actually cut taxes. A subject of probable focus this year will be meaningful tax reform, particularly with the objective of simplification.

As we begin 1998, the Asian market volatility appears to be subsiding somewhat as "maximum pessimism" is now pervasive, even though the worst economic news is likely to be reported in the upcoming spring and summer months. Asian economic growth is likely to slow substantially this year as the deleveraging effects and financial stress brought on by devalued currencies affect bank lending, capital project spending and corporate cash flows. Structural economic problems such as overregulation will probably be addressed in order to restore public confidence.


Equity Strategy Summary

In my letter to you a year ago, I expressed a cautionary viewpoint toward the broad stock market's potential in 1997, but remained enthusiastic about growth stocks. Our cautious leaning stemmed from a variety of historical technical studies that suggested the probability of achieving above-average returns in equities had diminished significantly after two consecutive years of strong gains.

Instead, lower interest rates, coupled with satisfactory corporate earnings gains, provided fundamental support for a further extension of stock prices.

As we examine the same data today, our conclusions about the stock market remain very much the same as last year. The +31.2% 3-year annualized total return of the S&P 500 through the end of 1997 was the strongest ever recorded. The probability of continuing +30% annualized gains for large cap companies seems extremely low, particularly given the Asian crisis.

With respect to growth stocks, despite the stock market's strong gain in 1997 and the more uncertain outlook for overall corporate profits, Sit Mutual Funds' three domestic equity products appear favorably positioned. Supporting reasons include:

     1. Projected earnings growth rates for the companies in our portfolios are being maintained at high levels;

     2. Today's portfolios' projected earnings growth rates compare more favorably than those for "the market"; and

     3. Except for the Large Cap Growth Fund, valuations (i.e., Price/Earnings ratios) on current year earnings are actually lower than they were a year ago.

We have felt that smaller companies have possessed outstanding potential for quite some time, and it appeared that they were beginning to catch up starting in the second and third quarters of 1997. However, in the fourth quarter, large caps roared ahead again due to Asian crisis fears and a shift in investors preference back to bigger companies that were perceived as safer havens. Intuitively, fast growing smaller companies with limited exposure to foreign developments appear even more attractive in the current environment. Interestingly, smaller companies' year-over-year earnings growth rates overtook those of larger companies in the fourth quarter of 1997, a key fundamental element in their favor. Generally low inflation suggests a very positive investment environment, but we would be remiss to not remind investors to lower their expectations in relation to the extraordinary returns earned over the past three years.

Internationally, we expect Asian equity markets to experience some improvement, but to remain volatile until currency stability brings about a restoration of investor confidence and capital inflows, although several of these markets are now very inexpensive relative to our expected future economic growth prospects. Europe will continue to benefit from positive capital flows, based on the perception of regional growth and stability as well as the likelihood that the European Monetary Union will occur on time. In addition, corporate restructuring remains a major investment theme. Most Latin American markets had strong performance for the year. We expect positive performance again in 1998 based on solid economic growth (except in Brazil) that is tied closely to that of the U.S., and the continued implementation of sound fiscal and monetary policy from lessons learned in the currency crisis of 1994. Privatization trends enhance our positive view toward Latin America and provide additional investment opportunities.

As always, thank you for your interest in Sit Mutual Funds. Be assured that all of us at Sit Mutual Funds will work very hard to help you meet your investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman & Chief Investment Officer

SIT MUTUAL FUNDS
DECEMBER 31, 1997  PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

     Financial asset returns during the fourth quarter and for all of 1997 varied considerably across geographic areas, investment styles, and capitalization sizes. Domestically, large capitalization stocks outperformed small cap stocks in 1997, though the two categories delivered very similar returns over the year's second half. Small caps did better in the third quarter driven by superior earnings growth, but large caps regained leadership in the fourth quarter due to their perceived stability and liquidity in light of the crisis in Asia and the October 27th market downdraft. The large cap S&P 500 returned +33.4% during 1997, +10.6% over the year's second half and +2.9% during the fourth quarter. The S&P 400 MidCap Index advanced +32.3%, +17.1% and +0.8% for the year, six months and quarter, respectively. The Russell 2000 Index gained +22.4% for the year and +11.0% in the second half, but lost -3.4% in the fourth quarter.

     By investment style, value stocks outperformed growth stocks in 1997, modestly so in the large cap classification, and significantly so in small caps. The Russell 1000 Growth Index returned +30.5% versus +35.2% for its Value index counterpart, while the small cap Russell 2000 Growth Index returned only +13.0% which was 18.8 percentage points behind the Russell 2000 Value Index's +31.8% return.

     Results internationally were not as robust as those achieved domestically with the Morgan Stanley EAFE Index up +1.8% and the MSCI Emerging Markets Free Index down -13.4% for the year. The second half of the year was particularly difficult with the former index down -8.5% and the latter a substantial -25.6%. The benchmark returns mask extraordinary differences by region and by country. In local currency terms, European OECD nations did well in 1997, for example, Germany +37.3% and Italy +58.0%, but turmoil in Asia crushed returns in Thailand -64.3%, Indonesia -33.9%, Japan -19.7% and the rest of the region.

     Please see the individual fund reports for comparative performance data.


                                      1985    1986   1987
                                      --------------------
SIT LARGE CAP GROWTH                 23.48%  21.83%  5.32%

SIT MID CAP GROWTH                   43.65   10.33   5.50

SIT SMALL CAP GROWTH                  ----   ----    ----

SIT BALANCED                          ----   ----    ----

SIT INTERNATIONAL GROWTH              ----   ----    ----

SIT DEVELOPING MARKETS GROWTH         ----   ----    ----


S&P 500 INDEX                        31.60   18.64   5.28
S&P MIDCAP 400 INDEX                 35.59   16.21  -2.04
RUSSELL 2000 INDEX (2)                --      --     --
EAFE INDEX (3)                        --      --     --
MSCI EMERGING MARKETS FREE INDEX (4)  --      --     --




                                    NASDAQ
                                    SYMBOL  INCEPTION
                                    ------  ---------
SIT LARGE CAP GROWTH                SNIGX    09/02/82
SIT MID CAP GROWTH                  NBNGX    09/02/82
SIT SMALL CAP GROWTH                SSMGX    07/01/94
SIT BALANCED                        SIBAX    12/31/93
SIT INTERNATIONAL GROWTH            SNGRX    11/01/91
SIT DEVELOPING MARKETS GROWTH       SDMGX    07/01/94

S&P 500 INDEX (5)
S&P MIDCAP 400 INDEX (5)
RUSSELL 2000 INDEX (2)
EAFE INDEX (3)
MCSI EMERGING MARKETS FREE INDEX (4)


(1)Period from Fund inception through calendar year-end.
(2)Figures assume an inception date of 7/1/94.
(3)Figures assume an inception date of 10/31/91.
(4)Figures assume an inception date of 6/30/94.
(5)Figures assume an inception date of 9/2/82.

  1988   1989   1990   1991     1992   1993   1994     1995   1996   1997
--------------------------------------------------------------------------
  5.33% 32.02% -2.37% 32.72%    4.94%  3.15%  2.83%   31.66% 23.05% 31.70%

  9.77  35.15  -2.04  65.50    -2.14   8.55  -0.47    33.64  21.87  17.70

  ----   ----  ----   ----     ----   ----   11.57(1) 52.16  14.97   7.63

  ----   ----  ----   ----     ----   ----   -0.33    25.43  15.80  21.73

  ----   ----  ----    4.10(1)  2.69  48.37  -2.99     9.36  10.31   4.81

  ----   ----  ----   ----     ----   ----   -2.02(1) -4.29  17.27  -5.20


 16.55  31.61  -3.05  30.46     7.64  10.07   1.32    37.58  22.96  33.36
 20.87  35.55  -5.12  50.11    11.92  13.95  -3.60    30.94  19.19  32.29
 --     --      --     --       --     --     4.61    28.45  16.49  22.36
 --     --      --     0.26   -12.17  32.56   7.78    11.21   6.05   1.78
 --     --      --     --       --     --     2.80    -6.94   3.92 -13.40

                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
       TOTAL RETURN                   PERIODS ENDED DECEMBER 31, 1997
  QUARTER        SIX MONTHS                                          SINCE
ENDED 12/31/97  ENDED 12/31/97  1 YEAR  3 YEARS  5 YEARS 10 YEARS  INCEPTION
------------------------------  --------------------------------------------
     2.68%           9.82%      31.70%   28.74%   17.74%   15.65%    16.17%
    -2.80            8.85       17.70    24.22    15.67    17.16     19.04
    -9.68            5.00        7.63    23.48    ----     ----      23.59
     2.33            7.96       21.73    20.92    ----     ----      15.21
    -9.06           -7.16        4.81     8.13    12.72    ----      11.39
   -18.60          -20.54       -5.20     2.09    ----     ----       1.20

     2.87           10.58       33.36    31.15    20.27    18.04     18.40
     0.83           17.05       32.29    27.34    17.80    19.47     19.01
    -3.35           11.03       22.36    22.34     --       --       20.38
    -7.83           -8.48        1.78     6.27    11.39     --        6.90
   -17.84          -25.56      -13.40    -5.75     --       --       -4.19


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
   PORTFOLIO MANAGER

     The Sit Large Cap Growth Fund had strong performance for the last six months and full calendar year 1997 increasing +9.82% and +31.70%, respectively. The Fund's performance was also favorable compared with its two growth benchmarks. (See table of Average Annual Total Returns.) Of the Growth and Income Funds tracked by Lipper Analytical Services, the Sit Large Cap Growth Fund ranked in the 17th percentile for the calendar 1997 year and in the 24th percentile for the last three years out of 624 and 402 funds, respectively.

     During 1997, we maintained generally low cash reserve levels allowing us to actively participate in the robust stock market environment. Until 1997, the Dow Jones Industrial Average had never achieved three successive years of +20% returns in its 101-year history. As of December 31, 1997, cash reserve levels were 4.0%, down from the 6.7% level at June 30. Total dividends paid in 1997 were approximately $4.24 per share, of which $4.16 per share were long-term capital gains.

      Sector weightings changed only modestly in the last six months. Weighting increases included financial services, retail, and consumer services. In the financial services area we initiated positions in the Equitable Companies and St. Paul Companies; in the retail area we initiated a position in Dayton Hudson; and in consumer services we added Time Warner and CBS. Weighting declines included consumer non-durables, health care,and utilities where we sold Campbell Soup, Johnson & Johnson, Oxford Health, and MCI Communications. The traditional growth areas of technology, health care, and financial services remain our three most heavily weighted sectors.

     With the exception of comparisons with interest rates, most equity valuation measures are more expensive today than they were a year ago, leading us to expect more modest returns in the periods ahead. The equity investments in the Sit Large Cap Growth Fund continue to possess strong relative earnings growth. As of the end of December, the average 1998 earnings gain projected for the companies held in the Fund is +19.5%, which is significantly greater than the expected earnings increase of the broad stock market.

     Assets in the Fund experienced strong growth in 1997. We appreciated greatly shareholders' interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of over $5 billion at the time of purchase.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/97: $ 40.04 Per Share
                   6/30/97: $ 40.39 Per Share

          Total Net Assets: $ 81.31 Million

            TOTAL DIVIDEND: $  4.24 PER SHARE
    Long-Term Capital Gain: $  4.16 Per Share
   Short-Term Capital Gain: $  0.01 Per Share
           Ordinary Income: $  0.07 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]

                Technology     19.1
                 Financial     18.8
               Health Care     16.6
                    Retail      8.4
     Consumer Non-Durables      8.0
             Capital Goods      6.0
         Consumer Services      6.0
                    Energy      5.5
Business Equip. & Services      5.0
             Raw Materials      1.2
         Consumer Durables      0.8
            Multi-Industry      0.6
          Cash Equivalents      4.0


                  AVERAGE ANNUAL TOTAL RETURNS*              CUMULATIVE TOTAL RETURNS*
              ------------------------------------     --------------------------------------
               Large Cap   Russell 1000     S&P         Large Cap    Russell 1000      S&P
              Growth Fund  Growth Index  500 Index     Growth Fund   Growth Index   500 Index
              -----------  ------------  ---------     -----------   ------------   ---------
3 Months         2.68%         1.52%       2.87%           2.68%          1.52%        2.87%
  (unannualized)
1 Year          31.70         30.48       33.36           31.70          30.48        33.36
5 Years**       17.74         18.41       20.27          126.30         132.81       151.61
10 Years**      15.65         17.94       18.04          327.87         420.56       425.35
Inception**     16.17         17.56       18.40          896.99        1097.00      1233.77
  (9/2/82)


* As of 12/31/97 ** ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 AND RUSSELL 1000 GROWTH INDICES. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/97 would have grown to $99,699 in the Fund and $133,377 in the S&P 500 Index assuming reinvestment of all dividends and capital gains. On 6/6/93, the Fund's investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.


                               10 LARGEST HOLDINGS

*  General Electric Co.
*  Mercury General Corp.
*  Pfizer, Inc.
*  Cisco Systems, Inc.
*  Warner Lambert Corp.
*  Norwest Corp.
*  Schlumberger, Ltd.
*  Intel Corp.
*  Coca Cola Co.
*  Airtouch Communications, Inc.

Total number of holdings: 68

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)


-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON STOCKS (96.0%) (2)
    BUSINESS EQUIPMENT & SERVICES (5.0%)
        30,000   Ceridian Corp. (3)          $1,374,375
         7,500   Computer Sciences Corp. (3)    619,219
        18,000   Danka Business Systems p.l.c,
                   A.D.R.                       286,875
        20,250   Paychex, Inc.                1,025,156
        10,000   Xerox Corp.                    738,125
                                              ---------
                                              4,043,750
                                              ---------
    CAPITAL GOODS (6.0%)
        41,000   General Electric Co.         3,008,375
        10,000   Owens Corning Corp.            341,250
        14,000   Sundstrand Corp.               700,000
        19,000   Tyco International Ltd.        856,188
                                              ---------
                                              4,905,813
                                              ---------
    CONSUMER DURABLES (0.8%)
        24,000   Harley-Davidson, Inc.          657,000
                                              ---------
    CONSUMER NON-DURABLES (8.0%)
        27,000   Coca Cola Co.                1,798,875
        15,000   Gillette Co. (The)           1,506,562
        35,000   Philip Morris Cos., Inc.     1,585,937
        20,000   Proctor & Gamble Co.         1,596,250
                                              ---------
                                              6,487,624
                                              ---------
    CONSUMER SERVICES (6.0%)
        27,000   CBS Co.                        794,813
        48,000   Cendant Co. (3)              1,650,000
        21,000   Marriot International, Inc.  1,454,250
        16,000   Time Warner Inc.               992,000
                                              ---------
                                              4,891,063
                                              ---------
    ENERGY (5.5%)
        15,464   British Petroleum Co., p.l.c,
                   A.D.R.                     1,232,288
        19,500   Dresser Industries, Inc.       817,781
        23,000   Schlumberger Ltd.            1,851,500
        12,000   Transocean Offshore, Inc.      578,250
                                              ---------
                                              4,479,819
                                              ---------
    FINANCIAL (18.8%)
       BANKING (5.0%)
         7,000   Chase Manhattan Corp.          766,500
         9,500   Citicorp                     1,201,156
        55,000   Norwest Corp.                2,124,375
                                              ---------
                                              4,092,031
                                              ---------
       FINANCIAL SERVICES (2.6%)
        22,000   Federal Home Loan Mortgage
                   Corp.                        922,625
        13,500   Franklin Resources, Inc.     1,173,656
                                              ---------
                                              2,096,281
                                              ---------
       INSURANCE (11.2%)
        10,000   Allstate Corp.                 908,750
        15,000   American International Group,
                   Inc.                       1,631,250
        14,000   Equitable Companies, Inc.      698,250
        18,500   EXEL Ltd.                    1,172,437
        53,000   Mercury General Corp.        2,928,250
        13,000   MGIC Investment Corp.          864,500
        10,500   St. Paul Companies, Inc.       861,656
                                              ---------
                                              9,065,093
                                              ---------
    HEALTH CARE (16.6%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (10.5%)
        15,500   Amgen, Inc. (3)                838,938
         5,000   Bristol-Myers Squibb Co.       473,125
        22,500   Lilly Eli & Co.              1,566,562
        33,500   Pfizer, Inc.                 2,497,844
        17,500   Smithkline Beecham, A.D.R.     900,156
        18,500   Warner Lambert Corp.         2,294,000
                                              ---------
                                              8,570,625
                                              ---------
       MEDICAL EQUIPMENT/ SUPPLIES (2.1%)
        19,500   Medtronic, Inc.              1,020,094
        17,500   Stryker Corp.                  651,875
                                              ---------
                                              1,671,969
                                              ---------
       MEDICAL FACILITIES MANAGEMENT (4.0%)
        34,500   HBO & Co.                    1,656,000
        46,000   HEALTHSOUTH Rehabilitation
                    Corp. (3)                 1,276,500
        14,000   Medpartners, Inc. (3)          313,250
                                              ---------
                                              3,245,750
                                              ---------
    MULTI-INDUSTRY (0.6%)
        19,000   Whitman Corp.                  495,188
                                              ---------
    RAW MATERIALS (1.2%)
        23,000   Monsanto Co.                   966,000
                                              ---------
    RETAIL (8.4%)
        19,000   Dayton Hudson Corp.          1,282,500
        28,500   Federated Department Stores,
                   Inc. (3)                   1,227,281
        28,500   Gap, Inc.                    1,009,969
        27,750   Home Depot, Inc. (The)       1,625,109
        12,500   Kohl's Corp. (3)               851,563
        27,500   Walgreen Co.                   862,813
                                              ---------
                                              6,859,235
                                              ---------
    TECHNOLOGY (19.1%)
       AEROSPACE/ DEFENSE (1.2%)
        20,500   Boeing Company               1,003,219
                                              ---------
       COMPUTER RELATED (3.4%)
        20,000   Atmel Corp. (3)                371,250
        42,750   Cisco Systems, Inc. (3)      2,383,312
                                              ---------
                                              2,754,562
                                              ---------

-------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER          MARKET VALUE(1)
-------------------------------------------------------
       COMPUTER SOFTWARE/ SERVICES (6.3%)
        14,250   Computer Associates
                   International, Inc.         $753,469
        12,500   Microsoft Corp. (3)          1,615,625
        22,000   Parametric Technology
                   Co. (3)                    1,042,250
        28,000   Peoplesoft Inc. (3)          1,092,000
         6,000   SAP, A.D.S. (4)                646,125
                                              ---------
                                              5,149,469
                                              ---------
       SEMICONDUCTORS & RELATED (3.3%)
        25,700   Intel Corp.                  1,805,425
         9,500   National Semiconductor Co. (3) 246,406
        13,000   Texas Instruments, Inc.        585,000
                                              ---------
                                              2,636,831
                                              ---------
       TELECOMMUNICATIONS & EQUIPMENT (4.9%)
        43,000   Airtouch Communications,
                   Inc. (3)                   1,787,187
        20,500   Ascend Communications,
                   Inc. (3)                     502,250
         7,500   Ciena Corp. (3)                458,438
        23,000   Tellabs, Inc. (3)            1,216,125
                                              ---------
                                              3,964,000
                                              ---------
Total common stocks
    (cost: $48,538,076)                      78,035,322
                                             ----------
SHORT-TERM SECURITIES (3.3%)(2)
       1,664,000 General Motors Accept. Corp.,
                   5.70%, 1/2/98              1,663,737
       1,045,000 Chevron Oil USA, Inc.,
                   6.00%, 1/5/98              1,044,303
                                              ---------
Total short-term securities
    (cost: $2,708,040)                        2,708,040
                                              ---------
Total investments in securities
    (cost: $51,246,116) (7)                 $80,743,362
                                            ===========

                 See accompanying notes to portfolios of investments on page 31.

SIT MID CAP GROWTH FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
   PORTFOLIO MANAGER

     Driven by declining interest rates and industry consolidation, the financial sector was the most rewarding area for mid cap investors during 1997. The Sit Mid Cap Growth Fund capitalized on this strength as financial stocks were the second most heavily weighted sector as we entered the year. Mid-capitalization financial stocks in general returned +44.2% for the year, while stocks in the Fund returned in excess of +63.2%. Additionally, an average weighting in the sector over the year at 22% of assets compared favorably vis-a-vis the 8% weight in the Russell MidCap Growth Index. Strength was broad ranging with high returns from banks such as TCF Financial, insurers including Mercury General, and asset manager T. Rowe Price. Transportation stocks were another area of strength. After several years of excellent performance, technology stocks paused during the second half of 1997. The broad sector returns were mediocre, as the average mid cap technology stock returned only +4.5% during the year. Winning stocks in the fund included Peoplesoft, Inc. +63% and Baan Company +90%, but these were more than offset by challenging periods for Electronics for Imaging and 3COM. Overall, the Sit Mid Cap Growth Fund delivered a robust absolute return during 1997 measuring +17.7%. Interestingly, this attractive result masked a volatile year that saw returns of -10.1%, +20.3%, +12.0% and -2.8% for the year's four quarters. The semi-annual returns for the period ended December 31, 1997 were +8.9% for the Fund, +17.1% for the S&P MidCap 400 Index and +10.9% for the Russell MidCap Growth Index.

     We are optimistic for 1998. The Fund's expected earnings growth for the year measures an attractive +29%, well in excess of the overall market's earnings growth forecast of just +9%. Despite the broad market's significant advance and increasing valuation parameters, the Fund's valuation is more attractive than at this time last year at 23.0 times estimated 1998 earnings. Mid cap growth stocks lagged their value counterparts by significant margins over the past one- and three-year periods. We expect this trend to reverse in 1998.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or other developments that might stimulate earnings growth.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/97: $ 14.69 Per Share
                   6/30/97: $ 15.43 Per Share

          Total Net Assets: $ 380.31 Million

            TOTAL DIVIDEND:  $ 2.02
    Long-Term Capital Gain:  $ 2.02


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]

                    Financial     22.5
                   Technology     19.2
                  Health Care     13.3
Business Equipment & Services     12.5
                       Energy      6.4
            Consumer Services      6.3
                Capital Goods      4.7
                       Retail      4.5
            Consumer Durables      2.1
               Transportation      1.5
             Cash Equivalents      7.0


                       AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
               ------------------------------------------     -----------------------------------------
                 Mid Cap     Russell Mid Cap   S&P MidCap       Mid Cap     Russell Mid Cap  S&P MidCap
               Growth Fund    Growth Index      400 Index     Growth Fund    Growth Index     400 Index
               -----------    ------------      ---------     -----------    ------------     ---------
3 Months         -2.80%          -2.75%            0.83%          -2.80%         -2.75%          0.83%
  (unannualized)
1 Year           17.70           22.54            32.29           17.70          22.54          32.29
5 Years          15.67           15.98            17.80          107.09         109.82         126.82
10 Years         17.16           16.80            19.47          387.47         372.40         492.34
Inception        19.04             n/a            19.01         1349.20            n/a        1343.80
  (9/2/82)


*  As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P MIDCAP 400 AND RUSSELL MID CAP GROWTH INDICES.


                                GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/97 would have grown to $144,920 in the Fund or $144,380 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

*  TCF Financial Corp.
*  Mercury General Corp.
*  Peoplesoft, Inc.
*  HBO & Co.
*  ADC Telecommunications, Inc.
*  T. Rowe Price & Associates
*  Paychex, Inc.
*  Stewart Enterprises, Inc.
*  Elan Corp., p.l.c., A.D.R.
*  Parametric Technology, Inc.

Total number of holdings: 59

SIT MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)

-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON & PREFERRED STOCKS (93.0%) (2)
    BUSINESS EQUIPMENT & SERVICE (12.5%)
       275,500   Accustaff, Inc. (3)         $6,336,500
       109,700   Ceridian Corp. (3)           5,025,631
        55,500   Computer Sciences Corp. (3)  4,582,219
       154,800   COREStaff, Inc. (3)          4,102,200
       259,600   Dendrite International,
                    Inc. (3)                  5,029,750
       180,600   Fiserv, Inc. (3)             8,871,975
        99,500   National Data Corp.          3,594,438
       199,800   Paychex, Inc.               10,114,875
                                           ------------
                                             47,657,588
                                           ------------
    CAPITAL GOODS (4.7%)
       181,000   Crane Co.                    7,850,875
       121,700   Kennametal, Inc.             6,305,581
       120,000   US Filter Corp. (3)          3,592,500
                                           ------------
                                             17,748,956
                                           ------------
    CONSUMER DURABLES (2.1%)
       299,000   Harley-Davidson, Inc.        8,185,125
                                           ------------
    CONSUMER SERVICES (6.3%)
        36,900   Chancellor Media Co. (3)     2,753,663
       204,888   Promus Hotel Corp. (3)       8,605,275
       212,100   Stewart Enterprises, Inc.    9,889,163
        66,600   Sylvan Learning Systems,
                   Inc. (3)                   2,597,400
                                           ------------
                                             23,845,501
                                           ------------
    ENERGY (6.4%)
        98,000   Camco International, Inc.    6,241,375
       112,500   Forcenergy, Inc. (3)         2,946,094
        41,500   Newpark Resources, Inc. (3)    726,250
       133,000   Noble Affiliates, Inc.       4,688,250
       143,900   Transocean Offshore Drilling,
                   Inc.                       6,934,181
       108,500   United Meridian Corp. (3)    3,051,563
                                           ------------
                                             24,587,713
                                           ------------
    FINANCIAL (22.5%)
       BANKING (4.5%)
       503,000   TCF Financial Corp.         17,070,563
                                           ------------
       FINANCIAL SERVICES (4.4%)
        77,000   First American Corp. -
                   Tennessee                  3,830,750
        86,800   Green Tree Financial Corp.   2,273,075
       170,500   T. Rowe Price & Associates  10,720,188
                                           ------------
                                             16,824,013
                                           ------------
       INSURANCE (13.6%)
        81,000   Ace, Ltd.                    7,816,500
        83,600   CMAC Investment Corp.        5,047,350
       290,000   Mercury General Corp.       16,022,500
       125,500   MGIC Investment Corp.        8,345,750
       187,000   Mutual Risk Mgmt. Ltd.       5,598,313
       107,200   Reliastar Financial Corp.    4,415,300
        37,500   Republic NY Corp.            4,282,031
                                           ------------
                                             51,527,744
                                           ------------
    HEALTH CARE (13.3%)
       BIOTECHNOLOGY/PHARMACEUTICALS (7.4%)
       190,000   Biogen, Inc. (3)             6,911,250
       173,000   Dura Pharmaceuticals,
                    Inc. (3)                  7,936,375
       192,500   Elan Corp., p.l.c., A.D.R.
                    (3)                       9,853,594
       101,500   Vertex Pharmaceuticals (3)   3,349,500
                                           ------------
                                             28,050,719
                                           ------------
       MEDICAL FACILITIES MANAGEMENT (5.9%)
       181,000   FPA Medical Management,
                   Inc. (3)                   3,371,125
       253,300   HBO & Co.                   12,158,400
       144,500   HEALTHSOUTH Rehabilitation
                    Corp. (3)                 4,009,875
        77,500   Oxford Health Plans, Inc.(3) 1,206,094
        62,500   Phycor, Inc. (3)             1,687,500
                                           ------------
                                             22,432,994
                                           ------------
    RETAIL (4.5%)
       132,500   Kohls Corp. (3)              9,026,563
       135,500   Proffitt's, Inc. (3)         3,853,281
       151,000   Staples, Inc. (3)            4,190,250
                                           ------------
                                             17,070,094
                                           ------------
    TECHNOLOGY (19.2%)
       COMPUTER RELATED (0.8%)
       171,600   Electronics For Imaging,
                    Inc. (3)                  2,852,850
                                           ------------
       COMPUTER SOFTWARE/SERVICES (11.0%)
        99,900   ASM Lithography Holdings,
                   Inc. (3)                   6,743,250
       107,500   Aspen Technology, Inc. (3)   3,681,875
        81,000   Baan Co., N.V. (3)           2,673,000
        77,500   Check Point Software
                   Technologies, Inc. (3)     3,158,125
        92,500   Legato Systems, Inc. (3)     4,070,000
       200,000   Parametric Technology,
                    Inc. (3)                  9,475,000
       313,000   Peoplesoft, Inc. (3)        12,207,000
                                           ------------
                                             42,008,250
                                           ------------
       SEMICONDUCTORS & RELATED (3.7%)
       304,000   Analog Devices, Inc. (3)     8,417,000
       156,700   Xilinx, Inc. (3)             5,494,294
                                           ------------
                                             13,911,294
                                           ------------
       TELECOMMUNICATIONS & EQUIPMENT (3.7%)
       268,000   ADC Telecommunications,
                   Inc. (3)                  11,189,000
       157,300   PairGain Technologies,
                    Inc. (3)                  3,047,684
                                           ------------
                                             14,236,684
                                           ------------

-------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
    TRANSPORTATION (1.5%)
        63,600   Air Express International
                    Co.                      $1,939,800
        75,000   Caliber Systems, Inc.        3,651,562
                                           ------------
                                              5,591,362
                                           ------------
 Total common stocks
    (cost:  $220,845,235)                   353,601,450
                                           ------------

 SHORT-TERM SECURITIES (6.9%) (2)
     2,400,000   Chevron USA, Inc.,
                   5.90%, 1/7/98              4,395,673
                 Ford Motor Credit Co.:
     6,004,000     6.01%, 1/5/98              5,999,991
     4,438,000     5.95%, 1/8/98              4,432,865
                 General Motors Accept. Corp.:
     6,249,000     6.20%, 1/2/98              6,247,924
     4,995,000     6.05%, 1/6/98              4,990,803
                                           ------------
 Total short-term securities
    (cost:  $26,067,256)                     26,067,256
                                           ------------
Total investments in securities
    (cost: $246,912,491) (7)               $379,668,706
                                           ============

                 See accompanying notes to portfolios of investments on page 31.

SIT SMALL CAP GROWTH FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

     Financial stocks were an area of considerable strength for the Sit Small Cap Growth Fund in 1997. While financial stocks in the Russell 2000 Growth Index returned a solid +21.7%, the financial stocks in the Fund returned +63.6%. Three bank stocks, Community First Bankshares, Provident Bankshares and Queens County Bankcorp all nearly doubled in price. The Fund's other key area of focus, technology, had a difficult 1997 after several years of strong performance. The average small cap technology stock returned +5.6%, while stocks in the Fund performed better at +11.8%. Another previously profitable area which struggled in 1997 was health care. While portfolio weightings are down in technology and health care over the past six months, significant exposure to the two sectors is being maintained for their long-term capital appreciation potential.

     Quarterly performance statistics of the Fund show an interesting pattern during the four quarters of 1997. The Fund's 1997 total return of +7.6% was derived from a challenging first quarter result of -14.4%, followed by a very strong mid-year period with second quarter and third quarter returns of +19.7% and +16.3%, respectively, and a decline at year end with a fourth quarter result of -9.7%. The semi-annual return for the second calendar half calculates to +5.0%. Volatility was pervasive in 1997, not only in the quarterly returns, but also month to month, and indeed, day to day. We view this opportunistically, and with 11.9% of fund assets in cash, we can take advantage of short-term declines by making further investments. The Russell 2000 Index and Russell 2000 Growth Index returned +11.0% and +7.3%, respectively, over the most recent semi-annual period. The Fund's since-inception annualized return of +23.6% exceeds that of both indices.

     Stocks in the Sit Small Cap Growth Fund have strong earnings growth expectations for 1998 on the order of +32%, over three times that of the overall market. But, even more encouraging is the fact that stocks in the Fund trade at a price to earnings multiple below that of the market's 21.8 times 1998 earnings.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/97: $19.13 Per Share
                   6/30/97: $18.89 Per Share

          Total Net Assets: $65.93 Million

            TOTAL DIVIDEND: $0.68
    Long-Term Capital Gain: $0.68


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR CHART]

                    Financial      24.5
                   Technology      23.2
                  Health Care      10.8
                       Energy       8.0
                Capital Goods       7.7
Business Equipment & Services       6.6
            Consumer Services       6.0
                     Consumer
                 Non-Durables       0.8
               Transportation       0.5
             Cash Equivalents      11.9

                    AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
              ---------------------------------------    ---------------------------------------
               Small Cap   Russell 2000  Russell 2000     Small Cap   Russell 2000  Russell 2000
              Growth Fund     Index      Growth Index    Growth Fund     Index      Growth Index
              -----------     -----      ------------    -----------     -----      ------------
3 Months         -9.68%       -3.35%        -8.20%         -9.68%        -3.35%        -8.20%
  (unannualized)
1 Year            7.63        22.36         12.94           7.63         22.36         12.94
3 Year           23.48        22.34         18.09          88.29         83.09         64.67
Inception        23.59        20.38         18.00         110.07         91.53         78.70
  (7/1/94)


*  As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDICES.


                                GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/97 would have grown to $21,007 in the Fund or $19,153 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS


*  Legato Systems, Inc.
*  Community First Bankshares, Inc.
*  Tecnomatix Technologies, Ltd.
*  Provident Bankshares Corp.
*  Charter One Financial, Inc.
*  DT Industries, Inc.
*  Anadigics, Inc.
*  Dendrite International, Inc.
*  Aspen Technology, Inc.
*  Uniphase Corp.

Total number of holdings: 61

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)

-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON STOCKS (88.0%) (2)
    BUSINESS EQUIPMENT & SERVICES (6.6%)
        91,900   Commodore Applied
                   Technologies, Inc. (3)      $275,700
       128,500   Commodore Applied
                   Technologies, Inc.,
                   (warrants) (3)               152,594
        49,800   JLK Direct Distribution (3)  1,394,400
        48,000   On Assignment, Inc. (3)      1,272,000
        71,500   Transaction Network Services,
                   Inc. (3)                   1,233,375
                                            -----------
                                              4,328,069
                                            -----------
    CAPITAL GOODS (7.7%)
        46,500   DT Industries, Inc.          1,581,000
        79,000   Dendrite Int'l, Inc. (3)     1,530,625
        16,000   BF Goodrich Co.                663,000
        40,000   Triumph Group, Inc. (3)      1,330,000
                                            -----------
                                              5,104,625
                                            -----------
    CONSUMER NON-DURABLES (0.8%)
        33,500   Northland Cranberries, Inc.    519,250
                                            -----------
    CONSUMER SERVICES (6.0%)
        14,273   Chancellor Broadcasting
                   Class A (3)                1,065,113
        40,000   Equity Corp.
                   International (3)            925,000
        51,000   HA-LO Industries, Inc. (3)   1,326,000
        25,500   York Group, Inc. (The)         621,563
                                            -----------
                                              3,937,676
                                            -----------
    ENERGY (8.0%)
        43,000   Marine Drilling Company,
                    Inc. (3)                    892,250
        35,700   Newfield Exploration Co. (3)   832,256
        65,200   Newpark Resources, Inc. (3)  1,141,000
        57,000   Oceaneering International,
                   Inc. (3)                   1,125,750
        60,500   Swift Energy Co. (3)         1,274,281
                                            -----------
                                              5,265,537
                                            -----------
    FINANCIAL (24.5%)
       BANKING  (10.9%)
        29,531   Charter One Financial, Inc.  1,864,144
        39,500   Community First Bankshares,
                   Inc.                       2,103,375
        31,775   Provident Bankshares Corp.   2,029,628
        30,150   Queens County Bancorp, Inc.  1,221,075
                                            -----------
                                              7,218,222
                                            -----------
       FINANCIAL SERVICES (2.0%)
        64,500   Imperial Credit Industries,
                    Inc.(3)                   1,322,250
                                            -----------
       INSURANCE (11.6%)
        48,750   Allied Group, Inc.           1,395,469
        19,100   CMAC Investment Corp.        1,153,163
         8,000   Delphi Financial Group,
                    Inc. (3)                    360,000
        10,400   Executive Risk, Inc.           726,050
        24,500   IPC Holdings Ltd.              788,594
        12,000   Life Re. Corp.                 782,250
        55,500   MMI Companies, Inc.          1,394,437
        12,500   Stirling Cooke Brown
                   Holdings (3)                 306,250
        27,500   Terra Nova Bermuda Holdings    721,875
                                            -----------
                                              7,628,088
                                            -----------
    HEALTH CARE (10.8%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (4.5%)
        39,600   Alkermes, Inc. (3)             787,050
        28,000   Dura Pharmaceuticals,
                    Inc. (3)                  1,284,500
       102,500   Regeneron Pharmaceuticals,
                    Inc. (3)                    877,656
                                            -----------
                                              2,949,206
                                            -----------
       MEDICAL EQUIPMENT/ SUPPLIES (3.8%)
       152,000   CardioThoracic Systems,
                   Inc. (3)                     687,500
        84,500   FemRx, Inc. (3) (5)            216,531
        29,000   I-Stat Corp. (3)               458,563
       220,300   Innerdyne, Inc. (3)            592,056
        66,500   Neuromedical Systems, Inc. (3) 187,031
        29,000   Warner Chilcott Labs           358,875
                                            -----------
                                              2,500,556
                                            -----------
       MEDICAL FACILITIES MANAGEMENT (2.5%)
        46,500   HCIA, Inc. (3)                 552,188
        69,500   Imnet Systems, Inc. (3)      1,129,375
                                            -----------
                                              1,681,563
                                            -----------
    TECHNOLOGY (23.1%)
       COMPUTER SOFTWARE/ SERVICES (13.2%)
        43,000   Alternative Resources Corp.
                    (3)                         991,688
        44,000   Aspen Technology, Inc. (3)   1,507,000
        35,000   Intelligroup, Inc. (3)         669,375
        51,500   Legato Systems, Inc. (3)     2,266,000
        31,000   Pervasive Software, Inc. (3)   224,750
        79,000   Scopus Technology (3)          948,000
        62,000   Tecnomatix Technologies,
                   Ltd. (3)                   2,092,500
                                            -----------
                                              8,699,313
                                            -----------
       SEMICONDUCTORS & RELATED (5.0%)
        47,500   Integrated Process Equipment
                   Corp. (3)                    748,125

-------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
        27,500   PRI Automation, Inc. (3)      $794,063
        31,500   Tower Semiconductors Ltd. (3)  315,000
        34,000   Uniphase Corp. (3)           1,406,750
                                            -----------
                                              3,263,938
                                            -----------
       TELECOMMUNICATIONS & EQUIPMENT (4.9%)
        52,100   Anadigics, Inc. (3)          1,569,512
        88,000   Arch Communications Group,
                    Inc. (3)                    451,000
        38,500   Gilat Satellite Networks,
                   Ltd. (3)                   1,102,062
         6,000   Nextlink Communications (3)    127,875
                                            -----------
                                              3,250,449
                                            -----------
    TRANSPORTATION  (0.5%)
        16,000   C.H. Robinson Worldwide, Inc.  358,000
                                            -----------
Total common stocks
    (cost: $46,286,611)                      58,026,742
                                            -----------
CORPORATE BONDS  (0.1%) (2)
       100,000   Tecnomatix Technologies
                   Conv. 5.25%, 8/15/04 (4)      98,250
                                            -----------
Total corporate bonds
    (cost: $100,000)

SHORT-TERM SECURITIES (11.9%) (2)
      1,750,000 Associates Corp., 5.90%,
                  1/7/98                      1,748,279
      1,700,000 Chevron Oil USA, Inc., 6.01%,
                  1/6/98                      1,698,583
      1,897,000 Ford Motor Credit Corp.,
                  6.02%, 1/5/98               1,895,733
      1,800,000 General Motors Acceptance
                   Corp., 5.70%, 1/2/98       1,799,715
       710,000  Sit Money Market Fund,
                  5.27% (6)                     710,000
                                            -----------
Total short-term securities
    (cost: $7,852,310)                        7,852,310
                                            -----------
Total investments in securities
    (cost: $54,238,921) (7)                 $65,977,302
                                            ===========


                 See accompanying notes to portfolios of investments on page 31.

SIT BALANCED FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Balanced Fund performed favorably in the last six months of 1997 as well as for the full calendar year. The Fund's semi-annual total return was +7.96% and for the full year was +21.73%. This compares with the Lipper Balanced Fund benchmark return of +8.01% for the six months and +20.05% for the year. Of the Balanced Funds tracked by Lipper Analytical Services, the Fund ranked in the 21st percentile for the December quarter and in the 23rd percentile for calendar year 1997 out of 391 and 358 funds, respectively. For the past two- and three-year periods, the Fund ranked in the 17th and 25th percentiles out of 289 and 238 funds, respectively.

     As of December 31, 1997, the asset allocation of the Fund was 58% in equities, 38% in bonds, and 4% in cash reserve instruments versus 59%, 36% and 4%, respectively, a year ago.

     Within the equity portion of the portfolio, industry weightings changed only slightly in the last six months. Weightings increased in the financial services, retail, and consumer services sectors as we initiated positions in St. Paul Companies, The Equitable Companies, Dayton Hudson, CBS, Cendent Corp, and Time Warner. We reduced our weightings in the healthcare, consumer non-durables, and capital goods sectors. Positions sold were Johnson & Johnson, Oxford Health, and Campbell Soup. The traditional growth groups of technology, health care and financial services remain the three most heavily weighted sectors.

     Within the bond portion of the portfolio, during the December quarter, we purchased short maturity U.S. Treasuries and high coupon seasoned pass-through securities. This resulted in a shortening of the bond portfolio duration.

     For 1998, we expect continued moderate economic growth and contained inflation, two conditions generally favorable for financial asset investing. But, with the exception of comparisons with interest rates, most equity valuation measures are quite expensive, leading us to expect more modest returns ahead. The Fund will continue to focus on companies with above-average growth prospects. In the bond portion of the portfolio, a duration slightly below that of the market is being maintained, and the focus remains on high-quality securities that offer attractive total return opportunities.

     The Fund's performance compares favorably against its peers and we thank shareholders for their support.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/97:  $ 14.60 Per Share
                   6/30/97:  $ 14.93 Per Share

          Total Net Assets:  $  5.67  Million

            TOTAL DIVIDEND:   $ 1.40 PER SHARE
    Long-Term Capital Gain:   $ 1.19 Per Share
   Short-Term Capital Gain:   $ 0.04 Per Share
           Ordinary Income:   $ 0.17 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[PIE CHART]

Stocks               58.1%
Bonds                41.9%
 (Bonds & Cash)


                   AVERAGE ANNUAL TOTAL RETURNS*           CUMULATIVE TOTAL RETURNS*
               ------------------------------------   ------------------------------------
               Balanced  Lehman Aggregate    S&P      Balanced  Lehman Aggregate    S&P
                 Fund      Bond Index     500 Index     Fund       Bond Index    500 Index
                 ----      ----------     ---------     ----       ----------    ---------
3 Months         2.33%        2.94%          2.87%      2.33%         2.94%         2.87%
  (unannualized)
1 Year          21.73         9.65          33.36      21.73          9.65         33.36
3 Year          20.92        10.42          31.15      76.81         34.63        125.59
Inception       15.21         6.92          22.94      76.23         30.70        128.58
  (12/31/93)


*  As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/97 would have grown to $17,623 in the Fund, $13,070 in the Lehman Aggregate Bond Index or $22,858 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

STOCKS:
  *  Mercury General Corp.
  *  General Electric Co.
  *  Pfizer, Inc.
  *  Norwest Corp.
  *  Coca-Cola Co.

BONDS:
  *  GNMA, 9.00%, 9/15/19
  *  Security Capital Indl. Trust, 8.65%, 5/15/16
  *  Ford Motor Credit Corp., 9.14%, 12/30/14
  *  EquiVantage 1996-3 A3, 7.70%, 9/25/27
  *  GNMA, 9.00%, 4/15/18

Total number of holdings: 113

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)


-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON STOCKS (58.1%) (2)
    BUSINESS EQUIPMENT & SERVICES (2.5%)
         1,300   Ceridian Corp. (3)             $59,556
           700   Danka Business Systems p.l.c.,
                    A.D.R.                       11,156
           750   Paychex, Inc.                   37,969
           500   Xerox Corp.                     36,906
                                              ---------
                                                145,587
                                              ---------
    CAPITAL GOODS (3.6%)
         1,700   General Electric Co.           124,738
           500   Owens Corning Corp. (3)         17,063
           500   Sundstrand Corp.                25,000
           800   Tyco International Ltd.         36,050
                                              ---------
                                                202,851
                                              ---------
    CONSUMER DURABLES (0.5%)
         1,000   Harley-Davidson, Inc.           27,375
                                              ---------
    CONSUMER NON-DURABLES (5.4%)
         1,300   Coca Cola Co.                   86,613
           700   Gillette Co. (The)              70,306
         1,500   Philip Morris Cos., Inc.        67,969
         1,000   Proctor & Gamble Co.            79,813
                                              ---------
                                                304,701
                                              ---------
    CONSUMER SERVICES (3.9%)
         1,000   CBS Corp.                       29,438
         2,000   Cendant Corp. (3)               68,750
           900   Marriot International, Inc.     62,325
         1,000   Time Warner, Inc.               62,000
                                              ---------
                                                222,513
                                              ---------
    ENERGY (2.9%)
           550   British Petroleum p.l.c.,
                    A.D.R.                       43,828
         1,000   Dresser Industries, Inc.        41,938
         1,000   Schlumberger Ltd.               80,500
                                              ---------
                                                166,266
                                              ---------
    FINANCIAL (12.6%)
       BANKING (3.3%)
           300   Chase Manhattan Corp.           32,850
           500   Citicorp                        63,219
         2,400   Norwest Corp.                   92,700
                                              ---------
                                                188,769
                                              ---------
       FINANCIAL SERVICES (1.4%)
         1,000   Federal Home Loan Mortgage
                    Corp.                        41,937
           400   Franklin Resources, Inc.        34,775
                                              ---------
                                                 76,712
                                              ---------
       INSURANCE (7.9%)
           500   Allstate Corp.                  45,437
           750   American International Group,
                    Inc.                         81,562
           600   Equitable Companies, Inc.       29,925
         1,000   EXEL Ltd.                       63,375
         2,400   Mercury General Corp.          132,600
           800   MGIC Investment Corp.           53,200
           500   St. Paul Companies, Inc.        41,031
                                              ---------
                                                447,130
                                              ---------
    HEALTH CARE (9.9%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (6.6%)
           500   Amgen, Inc. (3)                 27,063
           500   Bristol-Myers Squibb Co.        47,313
         1,000   Lilly Eli & Co.                 69,625
         1,600   Pfizer, Inc.                   119,300
           900   Smithkline Beecham, A.D.R.      46,294
           500   Warner Lambert Co.              62,000
                                              ---------
                                                371,595
                                              ---------
       MEDICAL EQUIPMENT/ SUPPLIES (1.2%)
           600   Medtronic, Inc.                 31,387
         1,000   Stryker Corp.                   37,250
                                              ---------
                                                 68,637
                                              ---------
       MEDICAL FACILITIES MANAGEMENT (2.1%)
         1,200   HBO & Co.                       57,600
         1,900   HEALTHSOUTH Rehabilitation
                    Corp. (3)                    52,725
           500   Medpartners, Inc. (3)           11,188
                                              ---------
                                                121,513
                                              ---------
    MULTI-INDUSTRY (0.2%)
           500   Whitman Corp.                   13,031
                                              ---------
    RAW MATERIALS (0.7%)
         1,000   Monsanto Co.                    42,000
                                              ---------
    RETAIL (5.3%)
         1,000   Dayton Hudson Corp.             67,500
         1,300   Federated Department Stores,
                    Inc. (3)                     55,981
         1,200   Gap, Inc.                       42,525
         1,050   Home Depot, Inc. (The)          61,491
           500   Kohl's Corp. (3)                34,062
         1,200   Walgreen Co.                    37,650
                                              ---------
                                                299,209
                                              ---------
    TECHNOLOGY (10.6%)
       AEROSPACE/ DEFENSE (0.3%)
           400   Boeing Company                  19,575
                                              ---------
       COMPUTER RELATED (1.8%)
         1,000   Atmel Corp. (3)                 18,562
         1,500   Cisco Systems, Inc. (3)         83,625
                                              ---------
                                                102,187
                                              ---------
       COMPUTER SOFTWARE/ SERVICES (3.6%)
           450   Computer Associates
                    International, Inc.          23,794
           600   Microsoft Corp. (3)             77,550
           800   Parametric Technology Corp. (3) 37,900
         1,600   PeopleSoft, Inc. (3)            62,400
                                              ---------
                                                201,644
                                              ---------
       SEMICONDUCTORS & RELATED (1.9%)
         1,100   Intel Corp.                     77,275
           500   National Semiconductor Corp.
                    (3)                          12,969

-------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
           400   Texas Instruments, Inc.        $18,000
                                              ---------
                                                108,244
                                              ---------
       TELECOMMUNICATIONS EQUIPMENT (3.0%)
         1,000   Ascend Communications, Inc. (3) 24,500
         1,900   Airtouch Communications, Inc.(3)78,969
           200   Ciena Corp. (3)                 12,225
         1,000   Tellabs, Inc. (3)               52,875
                                              ---------
                                                168,569
                                              ---------

Total common stocks (cost: $2,037,449)        3,298,108
                                              ---------
BONDS (38.2%) (2)
    U.S. TREASURY (1.2%)
        50,000   U.S. Treasury Note,
                   6.375%, 3/31/01               50,922
        25,000   U.S. Treasury Coupon Strip,
                   6.93% Effective Yield on
                   Purchase Date, 11/15/04       16,902
                                              ---------
                                                 67,824
                                              ---------
    ASSET-BACKED SECURITIES (8.5%)
                 Advanta Mortgage Loan Trust:
        25,000     1995-3 A5, 7.37%, 2/25/27     25,985
        50,000     1996-1 A7, 7.07%, 3/25/27     51,218
        50,000     1997-4 A5, 6.72%, 3/25/24     50,377
        50,000   Cityscape Home Equity Loan Tr.,
                   1996-3 A8, 7.65%, 9/25/25     51,275
        74,999   ContiMortgage Home Equity Loan
                   Tr., 1996-1 A7, 7.00%,
                   3/15/27                       76,614
        25,000   EQCC Home Equity Loan Tr.,
                   Series 1996-1, 6.93%, 3/15/27 25,432
        75,000   EquiVantage, 1996-3 A3,
                   7.70%, 9/25/27                76,867
                 Green Tree Corp.
        20,000     1995-5, 7.25%, 9/15/25        20,764
        50,000     1997-E, 6.80%, 1/15/29        50,133
        50,000   Money Store Home Equity
                   Mortgage, 7.265%, 7/15/38     50,562
                                              ---------
                                                479,227
                                              ---------
    CLOSED-END FUNDS (1.2%)
           500   American Strategic Income I      5,875
         2,288   American Strategic Income II    26,884
         2,969   American Strategic Income III   33,401
                                              ---------
                                                 66,160
                                              ---------
    CORPORATE BONDS (7.9%)
        70,000   Ford Motor Credit Corp.,
                   9.14%, 12/30/14               79,275
        50,000   Martin Marietta/Lockheed,
                   7.00%, 3/15/11                49,500
        50,000   Price, Inc., 7.50%, 11/05/06    51,618
        75,000   Security Capital Indl. Trust,
                   8.65%, 5/15/16                85,031
        50,000   Trinet Corp. Realty Trust,
                   7.70%, 7/15/17                52,125
        25,000   Summit Properties, Inc.,
                   7.20%, 8/15/07                25,563
        50,000   Toys R Us, Inc., 8.25%, 2/1/17  51,625
        50,000   Washington Mutual Capital,
                   8.375%, 6/1/27                54,875
                                              ---------
                                                449,612
                                              ---------
    MORTGAGE PASS-THROUGH SECURITIES (15.4%)
       FEDERAL NAT'L MORTGAGE ASSOC. (2.7%)
        52,966   9.00%, 11/1/06                  55,960
        48,962   9.00%, 1/1/17                   51,736
        42,006   10.00%, 1/1/20                  45,243
                                              ---------
                                                152,939
                                              ---------
       GOVERNMENT NAT'L MORTGAGE ASSOC. (12.7%)
        36,862   9.00%, 6/15/11                  38,638
        72,007   9.00%, 4/15/18                  76,639
        34,206   9.00%, 12/15/18                 36,380
       185,207   9.00%, 9/15/19                 201,122
        35,885   9.00%, 10/15/19                 38,168
        35,860   9.25%, 9/15/01                  37,641
        37,120   9.50%, 1/15/04                  39,529
        63,451   9.50%, 11/15/04                 67,540
        57,495   9.50%, 12/15/09                 61,672
        60,678   9.50%, 2/15/21                  65,759
         4,723   9.75%, 2/20/01                   4,957
         9,705   10.00%, 9/15/99                 10,008
        16,043   11.25%, 10/15/00                16,839
        19,312   11.25%, 10/15/11                20,938
         5,829   11.75%, 3/15/00                  6,118
                                              ---------
                                                721,948
                                              ---------
       COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%)
        50,000   FHLMC (REMIC) Ser. 1173,
                   6.50%, 11/15/21               49,224
        50,000   FNMA 1994-38 Pac,
                   6.65%, 12/25/23               49,800
                 Vendee Mortgage Trust:
         2,097     1992-1 2B, 7.75%, 9/15/10      2,093
        25,000     1996-2 1D, 6.75%, 11/15/15    25,240
        50,000     1996-2 1E, 6.75%, 5/15/20     50,137
                                              ---------
                                                176,494
                                              ---------
TRUST PREFERRED SECURITIES (0.9%)
                 Allstate Financing:
         1,000     7.95%, 12/1/26                25,938
        25,000     7.83%, 12/1/45                25,667
                                              ---------
                                                 51,605
                                              ---------
Total bonds (cost: $2,110,259)                2,165,809
                                              ---------
Total investments in securities
    (cost: $4,147,708) (7)                   $5,463,917
                                             ==========

                 See accompanying notes to portfolios of investments on page 31.

SIT INTERNATIONAL GROWTH FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit International Growth Fund had a challenging six months and year due to the financial and economic crisis in Asia. For the six months ended December, the Sit International Growth Fund declined -7.16%, but returned +4.81% for the year. This compares with the MSCI EAFE Index benchmark which declined -8.48% for the six months and returned +1.78% for the year. A major reason for the Fund's outperformance was our increased European portfolio weighting to 57.7% (from 46.4% one year ago), and decreased weightings in Japan to 18.6% (from 21.3%) and the emerging markets to 9.3% (from 11.8%).

     The problems facing the Asian equity markets could be positive for European markets in early 1998 with interest rates staying low, thereby supporting stock markets. Our focus in Europe remains on the beneficiaries of corporate restructuring that is designed to enhance shareholder value. Additionally, we continue to emphasize those companies that have expanded their U.S.-dollar based earnings on a sector-specific basis such as pharmaceuticals, insurance, banking and asset management.

     In Japan, we expect the current environment of low interest rates and weak domestic economy to continue. With the technology sector's exports continuing to recover due to a weak yen, other domestic-oriented stocks should participate in a potential economic recovery toward late 1998 as today's widespread investor skepticism begins to recede. The combination of this year's fiscal stimulus and a move by Japan to ease the credit squeeze should benefit investor sentiment.

     Our goal is to add selectively to the Asia/Pacific holdings given the sharp declines in equity valuations and currencies. There appear to be indications that East Asian governments are attempting to effectively implement tough economic policy measures to restore international investor confidence through a grinding restructuring and deleveraging in the private sector. We believe the stock markets should gradually rebound in anticipation of a recovery in the economy in 1999. We are increasing slightly the Fund's weighting in Latin America.

     Despite a difficult international environment, we believe international markets offer long-term, risk-tolerant investors opportunities for growth.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

Net Asset Value   12/31/97: $ 16.53 Per Share
                   6/30/97: $ 18.57 Per Share

          Total Net Assets: $ 89.92 Million

            TOTAL DIVIDEND: $ 0.70
    Long-Term Capital Gain: $ 0.51
           Ordinary Income: $ 0.19


                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

[BAR CHART]

                          SIT INT'L     MORGAN STANLEY
                         GROWTH FUND    EAFE INDEX
        Europe Other         31.9            27.8
France, Germany & UK         25.8            39.4
               Japan         18.6            25.2
       Pacific Basin         11.5             7.6
       Latin America          4.7             0.0
  Africa/Middle East          0.5             0.0
    Cash Equivalents          7.0             0.0


                    AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
              ----------------------------------------   ------------------------------------------
                             Morgan Stanley                              Morgan Stanley
              International  Capital Int'l    Lipper     International   Capital Int'l     Lipper
               Growth Fund     EAFE Index   Int'l Fund    Growth Fund      EAFE Index    Int'l Fund
               -----------     ----------   ----------    -----------      ----------    ----------
3 Months         -9.06%         -7.83%        -7.65%        -9.06%           -7.83%         -7.65%
  (unannualized)
1 Year            4.81           1.78          7.26          4.81             1.78           7.26
3 Years           8.13           6.27         10.53         26.44            20.03          35.04
5 Years          12.72          11.39         13.28         81.99            71.49          86.56
Inception        11.39           6.90         10.32         94.55            51.00          83.35
  (11/1/91)


*  As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/97 would have grown to $19,455 in the Fund or $15,100 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                            ( % of total net assets)

[BAR CHART]

                 Financial     22.1
               Health Care     17.0
                 Utilities     16.5
                Technology     14.7
         Consumer Services      7.4
     Consumer Non-Durables      6.6
Business Equip. & Services      5.4
            Multi-Industry      2.1
                    Retail      0.8
         Consumer Durables      0.4
Other Assets & Liabilities      7.0

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)


                               10 LARGEST HOLDINGS

*  HSBC Holdings
*  Aegon N.V., A.D.R.
*  Zurich Insurance
*  SmithKline Beecham, p.l.c., A.D.R.
*  SAP Preferred
*  Telecom Italia Mobile Spa
*  NTT Data Communications Systems Co.
*  Rentokil Group, p.l.c.
*  Misys Ord.
*  Nutricia

Total number of holdings:  76

-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON & PREFERRED STOCKS (93.0%) (2)
    AFRICA/MIDDLE EAST (0.5%)
       SOUTH AFRICA (0.5%)
       113,635   Dimension Data
                   (Technology) (3) (4)        $490,358
                                            -----------
    ASIA (30.1%)
       AUSTRALIA (1.1%)
       183,600   Colonial, Ltd.
                   (Financial) (3) (4)          524,116
       183,600   Colonial, Ltd. Options
                   (Financial)                    8,616
        50,000   Smith, Howard (Consumer
                   Durables)                    415,165
                                            -----------
                                                947,897
                                            -----------
       HONG KONG (6.2%)
        15,800   Concordia Paper, A.D.R.
                   (Raw Materials) (3)(5)        13,825
       150,000   Citic Pacific Ltd.
                   (Multi-Industry)             596,206
       543,600   Hong Kong & China Gas
                   (Utilities)                1,052,265
       108,718   HSBC Holdings (Financial)    2,679,716
       201,000   Hutchison Whampoa
                   (Multi-Industry)           1,260,627
                                            -----------
                                              5,602,639
                                            -----------
       INDONESIA (0.2%)
       375,000   PT Telekom (Utilities)         199,432
                                            -----------
       JAPAN (18.6%)
        19,000   AFLAC, Inc., A.D.R.
                   (Financial)                  971,375
       109,000   Banyu Pharmaceuticals
                   (Health Care)              1,202,298
         8,400   Canon, Inc., A.D.R.
                   (Business Equipment &
                   Service)                     980,700
        36,000   Matsushita Kotobuki
                   (Technology)                 904,481
            38   NTT Data Communications
                   Systems Co. (Utilities)    2,046,266
            87   Nippon Telephone (Utilities)   746,381
        22,400   Orix Corp. (Financial)       1,561,394
        72,000   Ricoh Co. (Business
                   Equipment)                   893,451
        43,000   Sankyo Co. (Health Care)       971,658
        10,000   Seven Eleven Japan (Retail)    707,775
         1,600   Shohkoh Fund (Financial)       487,782
        18,000   Sony Corp. (Consumer
                   Non-Durables)              1,599,387
        50,000   Takeda Chemical Industries
                   (Health Care)              1,424,741
        18,000   TDK Corp. (Technology)       1,356,722
        28,000   Tokyo Electron Ltd.
                   (Technology)                 896,515
                                            -----------
                                             16,750,926
                                            -----------
       KOREA (0.3%)
        26,000   Korea Electric Power Corp.
                   (Utilities)                  240,826
                                            -----------
       MALAYSIA (0.2%)
       132,000   Malaysia Assurance
                   (Financial)                  151,361
                                            -----------
       PHILIPPINES (0.4%)
        17,300   Philippine Long Distance,
                   A.D.R. (Utilties)            389,250
                                            -----------
       SINGAPORE (1.0%)
       154,500   United Overseas Bank
                   (Financial)                  857,060
                                            -----------
       TAIWAN (1.8%)
        73,308   President Enterprises, G.D.R.
                   (Consumer Non-Durables)
                   (3)(4)                       879,696
        67,920   Yageo, G.D.R. (Technology)(3)  764,100
                                            -----------
                                              1,643,796
                                            -----------
       THAILAND (0.3%)
        55,000   Advanced Info Services
                   (Utilities)                  271,023
                                            -----------
    EUROPE (57.7%)
       BELGIUM (0.6%)
           176   UCB, S.A. (Health Care)        580,951
                                            -----------
       FINLAND (0.8%)
         6,140   Tieto (Technology)             690,711
                                            -----------
       FRANCE (2.3%)
        11,800   Cetelem (Financial)          1,607,309
         1,290   L'Oreal Co. Ord. (Consumer
                   Non-Durables)                504,643
                                            -----------
                                              2,111,952
                                            -----------
       GERMANY (8.7%)
         2,000   Allianz, A.G. (Financial)      518,066

-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
        37,200   Bayer, A.G. (Health Care)   $1,389,572
         5,366   Fresenius, A.G. (Health
                   Care)                        987,296
        17,050   Gehe, A.G. (Health Care)       852,974
        10,200   Pro Sieben, A.G. (Consumer
                   Services)                    476,265
         6,445   SAP Preferred (Technology)   2,108,328
        22,300   Veba, A.G. (Utilities)       1,518,482
                                            -----------
                                              7,850,983
                                            -----------
       IRELAND (2.4%)
        99,300   Bank of Ireland (Financial)  1,521,585
        12,700   Elan, p.l.c., A.D.R.
                   (Hlth. Care) (3)             650,081
                                            -----------
                                              2,171,666
                                            -----------
       ITALY (3.7%)
       272,200   Banca Fideuram (Financial)   1,191,741
       454,700   Telecom Italia Mobile Spa
                   (Utilities) (3)            2,098,714
                                            -----------
                                              3,290,455
                                            -----------
       NETHERLANDS (8.3%)
        27,870   Aegon, N.V., A.D.R.
                   (Financial)                2,497,811
        30,180   CMG (Technology)               753,123
        60,930   Nutricia (Consumer
                   Non-Durables)              1,848,003
        15,575   Randstad Holdings, N.V.
                   (Consumer Services)          586,069
        13,666   Wolters Kluwer
                   (Consumer  Services)       1,765,116
                                            -----------
                                              7,450,122
                                            -----------
       PORTUGAL (1.1%)
        20,500   Portugal Telecom, A.D.R.
                     (Utilities)                963,500
                                            -----------
       SPAIN (2.4%)
        35,900   Banco de Santander
                   (Financial)                1,199,416
        51,200   Endesa, A.D.R. (Utilities)     931,200
                                            -----------
                                              2,130,616
                                            -----------
       SWEDEN (4.1%)
        85,333   Astra "B" Free (Health Care) 1,434,768
        48,400   L.M. Ericsson Telephone Co.
                   (Technology)               1,805,925
        15,200   Securitas 'B'
                   (Consumer Svcs.)             459,452
                                            -----------
                                              3,700,145
                                            -----------
       SWITZERLAND (8.5%)
         1,065   Nestle S.A. (Consumer
                   Non-Durables)              1,594,968
         1,135   Novartis, A.G.
                   (Health Care)(3)           1,840,352
           186   Roche Holdings, A.G.
                   (Health Care)              1,845,811
         4,920   Zurich Insurance
                   (Financial)                2,342,777
                                            -----------
                                              7,623,908
                                            -----------

       UNITED KINGDOM (14.8%)
       181,286   Electrocomponents, p.l.c.
                   (Consumer Services)        1,345,762
       131,802   Lloyds TSB Group, p.l.c.
                   (Financial)                1,703,579
        62,193   Misys Ord. (Technology)      1,869,210
        96,729   Powergen, p.l.c. (Utilities) 1,258,193
       460,000   Rentokil Group, p.l.c.
                   (Consumer Services)        2,002,023
       144,000   Reed International (Business
                   Equipment & Services)      1,442,639
        23,700   Reuters Holdings, p.l.c.,
                   A.D.S. (Business Equip.
                   & Svcs.)                   1,570,125
        41,200   SmithKline Beecham, p.l.c.,
                   A.D.R., (Health Care)      2,119,225
                                            -----------
                                             13,310,756
                                            -----------
    LATIN AMERICA (4.7%)
       BRAZIL (1.7%)
         9,600   Cemig, A.D.R. (Utilities)      412,800
     1,000,000   Light (ON) S.A. (Utilities)    416,630
     6,934,000   Telecom Brasileiras, S.A.
                   (Utilities)                  705,174
                                            -----------
                                              1,534,604
                                            -----------
       CHILE (1.8%)
        28,900   Compania Telecom Chile,
                   A.D.R. (Utilities)           863,387
        25,500   Enersis, A.D.R. (Utilities)    739,500
                                            -----------
                                              1,602,887
                                            -----------
       MEXICO (1.2%)
        33,100   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)    1,079,887
                                            -----------

Total common and preferred stocks
    (cost:  $60,796,490)                     83,637,711
                                            -----------
SHORT TERM SECURITIES (7.7%) (2)
     4,123,000   Chevron USA, Inc.,
                   6.00%, 1/5/98              4,120,251
     2,581,000   General Motors Acceptance
                   Corp., 5.70%, 1/2/98       2,580,591
       210,000   Sit Money Market Fund,
                   5.27% (6)                    210,000
                                            -----------

Total short-term securities
    (cost: $6,910,842)                        6,910,842
                                            -----------

Total investments in securities
    (cost: $67,707,332) (7)                 $90,548,553
                                            ===========

                 See accompanying notes to portfolios of investments on page 31.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
DECEMBER 31, 1997


[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER


     The Sit Developing Markets Growth Fund had a tough six months and calendar year 1997 due to the financial and economic crisis in Asia, and concerns that these problems could spread to Latin America. For the six months ended December, the Fund declined -20.54% and for the year declined -5.20%. This compares with the MSCI Emerging Markets Free (EMF) Index benchmark which declined -25.56% for the six months and declined -13.40% for the year. The MSCI-EMF Asia index was down -33.24% in the December quarter, following a -25.25% decrease in the September quarter. The contagion effect which began in Thailand in July spread to Latin America, causing the MSCI-EMF Latin American index to drop -11.14% after a +4.08% increase in the preceding three months.

     Fortunately, the Hong Kong dollar peg to the U.S. dollar and China's RNB currency remained unchanged, improving investor expectations for currency stability in Asia. However, the cost of preserving currency stability proved to be large as countries like Brazil and Argentina had to increase interest rates steeply. In addition to hurting the operating results of interest rate-sensitive industry sectors, high interest rates will have a negative impact on equity valuations even in financially strong countries like Singapore and Taiwan. Although the widespread currency weakness increased risk premiums, the Fund's performance results continued to benefit from holdings in Israel, Hungary, and Portugal.

     Given the emergence of the attractive risk/reward ratio, we have recently purchased SM Prime Holding (department store and shopping mall developer) and Digitel (2nd largest fixed line telephone company) in the Philippines. We expect the Asian emerging markets' rally that began in January to continue during 1998, but it is likely to be characterized by volatility in share prices and currencies. We are maintaining our Asia weighting at 30% and Latin America at 40%. The remainder will be about evenly divided among Europe, Africa/Middle East and cash.

     Despite a difficult international environment, we believe international markets offer long-term, risk-tolerant investors opportunities for growth.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY


 Net Asset Value 12/31/97:  $10.35 Per Share
                  6/30/97:  $13.04 Per Share

         Total Net Assets:  $12.93 Million

           TOTAL DIVIDEND:   $0.01
          Ordinary Income:   $0.01


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

[BAR CHART]

                    SIT DEVELOPING MARKETS        MSCI EMERGING
                         GROWTH FUND           MARKETS FREE INDEX

Latin America                39.7                     42.2
Asia                         29.1                     28.5
Africa/Middle East           10.2                     14.6
Europe                        8.2                     14.7
Cash Equivalents             12.8                      N/A

                         AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
                ----------------------------------------------    -----------------------------------------------
                               Morgan Stanley                                    Morgan Stanley
                Developing      International       Lipper        Developing      International        Lipper
                  Markets     Emerging Markets     Emerging         Markets     Emerging Markets      Emerging
                Growth Fund      Free Index      Markets Index    Growth Fund      Free Index       Markets Index
                -----------      ----------      -------------    -----------      ----------       -------------
3 Months          -18.60%         -17.84%          -19.75%          -18.60%         -17.84%           -19.75%
  (unannualized)
1 Year             -5.20          -13.40           -10.21            -5.20          -13.40            -10.21
3 Year              2.09           -5.75            -2.09             6.41          -16.26             -6.13
Inception           1.20           -4.19            -1.17             4.26          -13.92             -4.06
  (7/1/94)


*  As of 12/31/97

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/97 would have grown to $10,426 in the Fund or $8,608 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

[BAR CHART]

                 Utilities      39.9
                Technology      11.4
     Consumer Non-Durables      10.4
                    Retail       9.5
                 Financial       7.0
         Consumer Services       4.8
               Health Care       2.3
            Multi-Industry       1.6
             Capital Goods       0.3
Other Assets & Liabilities      12.8

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)


                               10 LARGEST HOLDINGS

*  Nice Systems, A.D.R.
*  Datacraft Asia Ltd.
*  Panamerican Beverage, Inc.
*  Grupo Elektra S.A., G.D.R.
*  Grupo Casa Autrey, A.D.R.
*  Telebras, A.D.R.
*  TV Azteca, S.A., A.D.R.
*  Hong Kong & China Gas
*  Enersis, A.D.R.
*  Portugal Telecom, A.D.R.

Total number of holdings: 48


-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
COMMON & PREFERRED STOCKS (87.2%)(2)
    AFRICA/ MIDDLE EAST (10.2%)
       ISRAEL (7.7%)
        14,700   Home Centers, A.D.R.
                   (Retail) (3)(5)             $161,700
        15,100   Nice Systems Ltd., A.D.R.
                   (Utilities) (3)              634,200
        14,000   Tadiran Telecom, A.D.R.
                   (Utilities) (3)              194,250
                                            -----------
                                                990,150
                                            -----------
       SOUTH AFRICA (2.5%)
        75,651   Dimension Data (Technology)
                   (3) (4)                      326,451
                                            -----------
    ASIA (29.1%)
       HONG KONG (7.9%)
        23,000   Citic Pacific Ltd.
                   (Utilities)                   91,418
       184,000   Founder (Technology)           113,976
       184,000   Hong Kong & China Gas
                   (Utilities)                  356,175
        10,498   HSBC Holdings (Financial)      258,768
        32,500   Hutchison Whampoa (Multi-
                   Industry)                    203,833
                                            -----------
                                              1,024,170
                                            -----------
       INDONESIA (2.1%)
       625,600   PT Dynaplast (Consumer
                   Non-Durables) (5)             51,185
       129,000   PT Ramayana Lestari
                   (Retail)(3)                  121,377
       182,000   PT Telekomunikasi Local
                   (Utilities)                   96,791
                                            -----------
                                                269,353
                                            -----------
       KOREA (2.1%)
         5,900   Korea Electric Power, A.D.R.
                   (Utilities) (3)               59,000
        10,500   Korea Electric Power
                   (Utilities) (3)               97,257
           390   Korea Mobile Telecom
                   (Telecommunications)         112,628
                                            -----------
                                                268,885
                                            -----------
       MALAYSIA (0.9%)
       104,600   Malaysian Assurance Alliance
                   (Financial)                  119,944
                                            -----------
       PHILIPPINES (2.2%)
         7,800   Philippine Long Distance,
                   A.D.R. (Utilities)           175,500
       711,000   SM Prime Holdings, Inc.
                   (Retail)                     105,333
                                            -----------
                                                280,833
                                            -----------
       SINGAPORE (8.2%)
        32,000   Clipsal Industries
                   (Capital Goods)(4)            40,960
       234,000   Datacraft Asia Ltd.
                   (Technology)                 603,720
        93,000   Electronic Resources
                   (Technology)                  94,352
       544,000   Informatics Holdings
                   (Consumer Services) (3)      242,065
        14,000   United Overseas Bank
                   (Financial)                   77,662
                                            -----------
                                              1,058,759
                                            -----------
       TAIWAN (4.5%)
        20,825   President Enterprises, G.D.S.
                   (Consumer Non-Durables)
                   (3)(4)                       249,902
         6,500   Synnex, G.D.R. (Technology)
                   (3)(4)                       118,625
        19,092   Yageo, G.D.R. (Technology)(3)  214,785
                                            -----------
                                                583,312
                                            -----------
       THAILAND (1.2%)
        32,400   Advanced Info Services
                   (Technology)                 159,657
                                            -----------
    EUROPE (8.2%)
       HUNGARY (1.4%)
         6,700   Matav, A.D.R. (Utilities) (3)  174,200
                                            -----------
       PORTUGAL (6.8%)
        13,800   Espirito Santo, A.D.R.
                   (Financial)                  280,313
         7,100   Portugal Telecom, A.D.R.
                   (Utilities)                  333,700

-------------------------------------------------------
QUANTITY         NAME OF ISSUER         MARKET VALUE(1)
-------------------------------------------------------
         1,500   Telecel Comunicasoes Pessoais,
                   S.A. (Utilities) (3)        $159,821
         1,000   Telecel, A.D.S. (Utilities)
                   (3)(4)                       106,600
                                            -----------
                                                880,434
                                            -----------
    LATIN AMERICA (39.7%)
       ARGENTINA (4.8%)
         6,800   Disco S.A., A.D.R.
                   (Retail) (3)                 302,600
         8,500   Telefonica De Argentina,
                   A.D.R. (Telecommunications)  316,625
                                            -----------
                                                619,225
                                            -----------
       BRAZIL (8.5%)
         4,580   Cemig, A.D.R. (Utilities)      196,940
       630,000   Light (ON) (Utilities)         262,477
         3,600   Telebras, A.D.R. (Utilities)   419,175
     2,250,000   Telecom Brasileiras, S.A.
                   (Utilities)                  228,820
                                            -----------
                                              1,107,412
                                            -----------
       CHILE (7.0%)
         8,500   Compania Telecom Chile,
                   A.D.R. (Utilities)           253,938
        12,200   Enersis, A.D.R.(Utilities)     353,800
        13,400   Laboratorio Chile, A.D.R.
                   (Health Care)                298,150
                                            -----------
                                                905,888
                                            -----------
       MEXICO (15.2%)
        24,200   Grupo Casa Autrey, A.D.R.
                   (Consumer Non-Durables)      494,588
        15,300   Grupo Elektra S.A., A.D.R.
                   (Retail)                     538,369
        17,000   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)      554,625
        16,500   TV Azteca, S.A., A.D.R.
                   (Consumer Services) (3)      372,281
                                            -----------
                                              1,959,863
                                            -----------
       PERU (4.2%)
         9,440   Credicorp, A.D.R. (Financial)  169,920
       166,665   Luz Del Sur (Utilities) (3)    192,659
         7,600   Telefonica Del Peru, A.D.R.
                   (Utilities) (3)              176,700
                                            -----------
                                                539,279
                                            -----------
Total common and preferred stocks
    (cost:  $10,733,152)                     11,267,815
                                            -----------

SHORT-TERM SECURITIES (10.0%) (2)
       300,000   Associates Corp., 5.90%,
                 1/7/98                         299,705
       500,000   Chevron USA, Inc., 6.00%,
                   1/5/98                       499,667
       500,000   General Motors Acceptance,
                   6.20%, 1/2/98                499,914
                                            -----------

Total short-term securities
    (cost $1,299,286)                         1,299,286
                                            -----------

Total investments in securities
    (cost $12,032,438) (7)                  $12,567,101
                                            ===========

                 See accompanying notes to portfolios of investments on page 31.

                 (This page has been left blank intentionally.)

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Common stock sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at December 31, 1997, is $212,885, $13,825, and $216,531 in Developing Markets Growth, International Growth, and Small Cap Growth Funds respectively, which represents 1.6%, 0.0%, and 0.3% of the Fund's net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:


                                                               Purchase
             Fund                       Security                Date(s)         Shares/Par   Cost Basis
------------------------------   -----------------------   ------------------   ----------   ----------
Developing Markets Growth Fund   Home Centers, A.D.R.      2/28/96 - 3/29/96      14,700      $101,763
Developing Markets Growth Fund   PT Dynaplast              1/17/96 - 1/19/97     625,600       184,582
International Growth Fund        Concordia Paper, A.D.R.   3/30/95 - 10/10/95     15,800       187,141
Small Cap Growth Fund            FemRx, Inc.               3/27/96 - 8/7/97       84,500       542,625


(6) This security represents an investment in an affiliated party and comprises 1.1% and 0.2% of the Small Cap Growth and International Growth Fund's net assets, respectively. See note 3 to the accompanying financial statements.

(7) At December 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                  LARGE CAP        MID CAP         SMALL CAP
                                                   GROWTH          GROWTH           GROWTH
                                                    FUND            FUND             FUND
                                                 -----------    ------------      -----------
Cost for federal income tax purposes             $51,246,116    $246,912,491      $54,238,921
                                                 ===========    ============      ===========
Unrealized appreciation (depreciation) on
investments:
    Gross unrealized appreciation                $30,890,759    $142,466,445      $17,564,848
    Gross unrealized depreciation                 (1,393,513)     (9,710,230)      (5,826,466)
                                                 -----------    ------------      -----------
Net unrealized appreciation                      $29,497,246    $132,756,215      $11,738,382
                                                 ===========    ============      ===========

                                                                                   DEVELOPING
                                                                INTERNATIONAL       MARKETS
                                                  BALANCED         GROWTH            GROWTH
                                                     FUND           FUND              FUND
                                                 -----------    ------------      -----------
Cost for federal income tax purposes              $4,147,708     $67,707,332      $12,032,438
                                                 ===========    ============      ===========
Unrealized appreciation (depreciation) on
investments:
    Gross unrealized appreciation                 $1,382,175     $25,324,965       $2,445,440
Gross unrealized depreciation                        (65,968)     (2,483,745)      (1,910,778)
                                                 -----------    ------------      -----------
Net unrealized appreciation                       $1,316,207     $22,841,220         $534,662
                                                 ===========    ============      ===========

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - DECEMBER 31, 1997 (UNAUDITED)

                                                                                                            DEVELOPING
                                         LARGE CAP      MID CAP     SMALL CAP                INTERNATIONAL    MARKETS
                                          GROWTH        GROWTH       GROWTH      BALANCED        GROWTH       GROWTH
                                           FUND          FUND         FUND         FUND           FUND         FUND
                                        -----------  ------------  -----------  -----------   -----------   -----------
ASSETS
Investments in securities, at
  identified cost...................... $51,246,116  $246,912,491  $54,238,921  $ 4,147,708   $67,707,332   $12,032,438
                                        ===========  ============  ===========  ===========   ===========   ===========

Investments in securities, at
  market value - see
  accompanying schedule for
  detail............................... $80,743,362  $379,668,706  $65,977,302  $ 5,463,917   $90,548,553   $12,567,101
Cash in bank on demand
  deposit..............................      ------        ------       ------      245,201        ------        28,227
Receivables:
  Dividends and accrued interest......       70,118        95,511       10,410       22,472        64,995        23,412
  Fund shares sold.....................     126,143       190,925      143,298       48,340       447,924       414,675
  Investment securities sold...........     840,922     3,620,145      412,717       ------         1,562        ------
  Foreign withholding taxes
   receivable..........................      ------        ------       ------       ------        31,258           495
  Other Receivables....................      39,094        ------          688           87        37,132        18,938
                                        -----------  ------------  -----------  -----------   -----------   -----------
      Total assets.....................  81,819,639   383,575,287   66,544,415    5,780,017    91,131,424    13,052,848
                                        -----------  ------------  -----------  -----------   -----------   -----------
LIABILITIES
Disbursements in excess
  of cash balances.....................       5,768        16,994          360       ------        24,018        ------
Payables:
  Investment securities purchased......      94,684       662,260      259,946       31,561       482,951        59,841
  Fund shares redeemed.................     340,929     2,204,867      273,787       70,789       584,568        36,417
  Accrued investment management
    and advisory services fee..........      68,861       315,002       79,882        4,762       113,823        21,229
  Foreign withholding taxes payable....      ------        ------       ------       ------         4,040         4,424
  Other payables.......................         232        80,655           65       ------         1,121         2,299
                                        -----------  ------------  -----------  -----------   -----------   -----------
      Total liabilities................     510,474     3,279,778      614,040      107,112     1,210,521       124,210
                                        -----------  ------------  -----------  -----------   -----------   -----------
Net assets applicable to
  outstanding capital stock............ $81,309,165  $380,295,509  $65,930,375  $ 5,672,905   $89,920,903   $12,928,638
                                        ===========  ============  ===========  ===========   ===========   ===========

Capital stock
  Par..................................      $0.001        $0.001       $0.001       $0.001        $0.001        $0.001
Authorized shares (000's)..............  10,000,000    10,000,000   10,000,000   10,000,000    10,000,000    10,000,000
 Outstanding shares....................   2,030,855    25,895,844    3,446,438      388,593     5,440,755     1,249,473
                                        ===========  ============  ===========  ===========   ===========   ===========
Net asset value per share of
  outstanding capital stock............      $40.04        $14.69       $19.13       $14.60        $16.53        $10.35
                                        ===========  ============  ===========  ===========   ===========   ===========

                  See accompanying notes to financial statements on pages 36-46.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                                                             DEVELOPING
                                             LARGE CAP     MID CAP     SMALL CAP              INTERNATIONAL    MARKETS
                                              GROWTH       GROWTH        GROWTH     BALANCED     GROWTH        GROWTH
                                               FUND         FUND          FUND        FUND        FUND          FUND
                                            ----------   -----------   ----------   --------   ----------   -----------
INVESTMENT INCOME:
   INCOME:
     Dividends*............................ $  322,193   $   711,861   $  144,293   $ 18,766   $  334,840   $    67,436
     Interest..............................    117,405       476,178      134,455     75,836      118,052        42,810
                                            ----------   -----------   ----------   --------   ----------   -----------
        Total income.......................    439,598     1,188,039      278,748     94,602      452,892       110,246
                                            ----------   -----------   ----------   --------   ----------   -----------
   EXPENSES (NOTE 3):
     Investment management and
        advisory services fee..............    398,977     2,534,572      495,353     27,575      897,991       154,689
        Less fees and expenses absorbed
           by investment advisor...........       ----      (506,914)        ----       ----     (169,890)         ----
                                            ----------   -----------   ----------   --------   ----------   -----------
        Total net expenses.................    398,977     2,027,658      495,353     27,575      728,101       154,689
                                            ----------   -----------   ----------   --------   ----------   -----------
        Net investment income (loss).......     40,621      (839,619)    (216,605)    67,027     (275,209)      (44,443)
                                            ----------   -----------   ----------   --------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS :
     Net realized gain (loss) (note 2).....  5,156,632    43,762,191    4,709,829    269,128    1,095,965      (344,334)
     Net change in unrealized appreciation
        (depreciation) on investments......  1,869,617    (9,126,158)  (1,416,946)    74,720   (7,687,055)   (3,023,827)
     Realized gain (loss) on foreign
        currency transactions..............        (46)         ----         ----          6      991,290        (4,368)
     Net change in unrealized appreciation
        (depreciation) on foreign currency
        transactions(note 3)...............         68          ----         ----       ----     (805,399)         (824)
                                            ----------   -----------   ----------   --------   ----------   -----------
        Net gain (loss) on investments.....  7,026,271    34,636,033    3,292,883    343,854   (6,405,199)   (3,373,353)
                                            ----------   -----------   ----------   --------   ----------   -----------
Net increase in net assets
   resulting from operations............... $7,066,892   $33,796,414   $3,076,278   $410,881  ($6,680,408)  ($3,417,796)
                                            ==========   ===========   ==========   ========  ===========   ===========


* Dividends are net of foreign withholding tax of $2,429 and $27,923 in the Developing Markets Growth Fund and International Growth Fund, respectively.


                  See accompanying notes to financial statements on pages 36-46.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       LARGE CAP                    MID CAP
                                                                      GROWTH FUND                 GROWTH FUND
                                                               ------------------------   ---------------------------
                                                               SIX MONTHS                 SIX MONTHS
                                                                  ENDED                      ENDED
                                                               DECEMBER 31,  YEAR ENDED   DECEMBER 31,    YEAR ENDED
                                                                  1997        JUNE 30,        1997          JUNE 30,
                                                               (UNAUDITED)      1997      (UNAUDITED)        1997
                                                              -----------   -----------   ------------   ------------
OPERATIONS:
   Net investment income (loss)..............................     $40,621      $116,342      ($839,619)     ($735,402)
   Net realized gain (loss) on investments...................   5,156,632     5,023,320     43,762,191     28,436,683
   Net change in unrealized appreciation
    (depreciation) on investments............................   1,869,617    12,065,384     (9,126,158)    31,494,086
   Net realized gain (loss) on foreign currency transactions.         (46)           27           ----           ----
   Net change in unrealized appreciation (depreciation) on
    foreign currency transactions............................          68           (79)          ----           ----
                                                              -----------   -----------   ------------   ------------

    Net increase (decrease) in net assets resulting from
      operations.............................................   7,066,892    17,204,994     33,796,414     59,195,567
                                                              -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................    (132,500)      (47,000)          ----           ----
   Net realized gains on investments.........................  (7,922,500)   (3,850,001)   (46,136,334)   (59,500,008)
                                                              -----------   -----------   ------------   ------------

    Total distributions......................................  (8,055,000)   (3,897,001)   (46,136,334)   (59,500,008)
                                                              -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................................  11,982,632    16,419,829    141,788,420    242,840,720
   Reinvested distributions..................................   7,865,695     3,811,428     43,699,732     56,948,223
   Payments for shares redeemed..............................  (9,777,431)  (14,329,400)  (179,395,511)  (269,258,711)
                                                              -----------   -----------   ------------   ------------

    Increase (decrease) in net assets from
      capital share transactions.............................  10,070,896     5,901,857      6,092,641     30,530,232
                                                              -----------   -----------   ------------   ------------

      Total increase in net assets...........................   9,082,788    19,209,850     (6,247,279)    30,225,791

NET ASSETS
   Beginning of period.......................................  72,226,377    53,016,527    386,542,788    356,316,997
                                                              -----------   -----------   ------------   ------------
   End of period............................................. $81,309,165   $72,226,377   $380,295,509   $386,542,788
                                                              ===========   ===========   ============   ============

NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)................... $50,247,448   $40,176,552   $228,250,123   $222,157,482
   Undistributed (distributions in excess of) net
    investment income........................................       7,638        99,517       (839,619)          ----
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions....................................   1,556,848     4,322,762     20,128,790     22,502,933
   Unrealized appreciation (depreciation) on investments       29,497,246    27,627,629    132,756,215    141,882,373
   Unrealized appreciation (depreciation) on foreign
    currency transactions....................................         (15)          (83)          ----           ----
                                                              -----------   -----------   ------------   ------------

                                                              $81,309,165   $72,226,377   $380,295,509   $386,542,788
                                                              ===========   ===========   ============   ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold......................................................     277,747       464,406      8,638,495     16,372,618
   Reinvested distributions..................................     199,890       114,020      3,101,472      3,987,971
   Redeemed..................................................    (234,897)     (408,921)   (10,899,091)   (18,171,415)
                                                              -----------   -----------   ------------   ------------
Net increase (decrease)......................................     242,740       169,505        840,876      2,189,174
                                                              ===========   ===========   ============   ============

        SMALL CAP                     BALANCED               INTERNATIONAL             DEVELOPING MARKETS
       GROWTH FUND                      FUND                  GROWTH FUND                 GROWTH FUND
--------------------------   -----------------------   -------------------------   ------------------------
SIX MONTHS                   SIX MONTHS                SIX MONTHS                  SIX MONTHS
   ENDED                        ENDED                     ENDED                       ENDED
DECEMBER 31,   YEAR ENDED    DECEMBER 31,  YEAR ENDED  DECEMBER 31,   YEAR ENDED   DECEMBER 31,  YEAR ENDED
   1997         JUNE 30,        1997        JUNE 30,      1997         JUNE 30,       1997        JUNE 30,
(UNAUDITED)       1997       (UNAUDITED)      1997     (UNAUDITED)       1997      (UNAUDITED)      1997
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

  ($216,605)    ($434,682)      $67,027     $109,799     ($275,209)      $42,419      ($44,443)      $36,639
  4,709,829      (912,902)      269,128      200,106     1,095,965     1,640,159      (344,334)       76,993

 (1,416,946)    3,290,336        74,720      608,673     7,687,055    11,953,639    (3,023,827)    2,344,576
       ----          ----             6           (1)      991,290      (160,526)       (4,368)      (22,737)

       ----          ----          ----         ----      (805,399)      806,608          (824)       (1,147)
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------


  3,076,278     1,942,752       410,881      918,577    (6,680,408)   14,282,299    (3,417,796)    2,434,324
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

       ----          ----       (94,000)    (105,900)     (991,000)      (72,156)      (13,900)         ----
 (2,211,000)   (2,420,001)     (443,000)     (23,900)   (2,638,000)   (2,161,979)         ----          ----
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

 (2,211,000)   (2,420,001)     (537,000)    (129,800)   (3,629,000)   (2,234,135)      (13,900)            0
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

 43,657,404    73,008,089       719,544      735,329    41,880,297    61,912,441     5,038,183    11,729,661
  2,166,834     2,389,614       535,015      129,753     3,462,126     2,104,203        13,512          ----
(39,117,033)  (67,408,659)     (558,698)    (612,558)  (44,391,216)  (65,498,487)   (5,480,417)   (6,020,654)
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------


  6,707,205     7,989,044       695,861      252,524       951,207    (1,481,843)     (428,722)    5,709,007
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

  7,572,483     7,511,795       569,742    1,041,301    (9,358,201)   10,566,321    (3,860,418)    8,143,331


 58,357,892    50,846,097     5,103,163    4,061,862    99,279,104    88,712,783    16,789,056     8,645,725
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------
$65,930,375   $58,357,892    $5,672,905   $5,103,163   $89,920,903   $99,279,104   $12,928,638   $16,789,056
===========   ===========    ==========   ==========   ===========   ===========   ===========   ===========


$52,944,243   $46,237,038    $4,342,173   $3,646,312   $67,517,703   $66,566,496   $13,192,667   $13,621,389

   (216,605)         ----         4,103       31,076    (1,072,947)      193,262       (44,441)       13,902


  1,464,355    (1,034,474)       10,422      184,287       642,738     1,193,482      (752,013)     (403,311)
 11,738,382    13,155,328     1,316,207    1,241,488    22,841,220    30,528,276       534,662     3,558,489

       ----          ----          ----         ----        (7,811)      797,588        (2,237)       (1,413)
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------

$65,930,375   $58,357,892    $5,672,905   $5,103,163   $89,920,903   $99,279,104   $12,928,638   $16,789,056
===========   ===========    ==========   ==========   ===========   ===========   ===========   ===========

  2,176,140     4,089,297        47,161       54,438     2,329,926     3,718,121       424,147     1,020,359
    118,212       130,938        36,730        9,958       213,976       130,858         1,354          ----
 (1,936,513)   (3,769,890)      (37,180)     (45,668)   (2,449,577)   (3,947,014)     (463,862)     (521,868)
-----------   -----------    ----------   ----------   -----------   -----------   -----------   -----------
    357,839       450,345        46,711       18,728        94,325       (98,035)      (38,361)      498,491
===========   ===========    ==========   ==========   ===========   ===========   ===========   ===========


                  See accompanying notes to financial statements on pages 36-46.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund and Sit Balanced Fund are series funds of Sit Mutual Funds, Inc.

         This report covers the equity funds of Sit Mutual Funds. The investment objective for each Fund is as follows:

         Fund                          Investment Objective
         ----                          --------------------

         Large Cap Growth              Maximize long-term capital appreciation.

         Mid Cap Growth                Maximize long-term capital appreciation.

         Small Cap Growth              Maximize long-term capital appreciation.

         Balanced Long-term capital appreciation consistent with the preservation of principal and to provide regular income.

         International Growth          Achieve long-term growth.

         Developing Markets Growth     Maximize long-term capital appreciation.


         Significant accounting policies followed by the Funds are summarized below:


         INVESTMENTS IN SECURITIES

         Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

         Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         ILLIQUID SECURITIES

         Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 1997, the Developing Markets Growth, International Growth, and Small Cap Growth Funds held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at December 31, 1997, was $212,885, $13,825, and $216,531 representing 1.6%, 0.0%, and 0.3% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

         FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

         The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

         The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

         At December 31, 1997, the International Growth Fund had entered into a foreign currency exchange contract that obligates the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

                           International Growth Fund:

         Exchange date      Currency to be delivered    Currency to be received     Unrealized appreciation (depreciation)
         -------------      ------------------------    -----------------------     --------------------------------------
         January 5, 1998    483,388                     3,742,389                   ($ 31)
                            U.S. Dollar                 Hong Kong Dollar


         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

         For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $403,311 at June 30, 1997 which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         CONCENTRATION OF INVESTMENTS

         Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


(2)      INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1997, were as follow:

                                               Purchases       Proceeds
                                               ---------       --------

         Large Cap Growth Fund                $16,441,616    $12,800,884
         Mid Cap Growth Fund                   67,608,835    125,715,499
         Small Cap Growth Fund                 15,150,116     14,275,364
         Balanced Fund                          1,835,489      1,669,159
         International Growth Fund             15,349,443     18,737,996
         Developing Markets Growth Fund         2,396,699      3,010,690


(3)      EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                 Contractual    Net of Adviser's
                                                 Management      Voluntary Fee
                                                    Fee              Waiver
                                                    ---              ------

         Large Cap Growth Fund                     1.00%             1.00%
         Mid Cap Growth Fund                       1.25%             1.00%
         Small Cap Growth Fund                     1.50%             1.50%
         Balanced Fund                             1.00%             1.00%
         International Growth Fund                 1.85%             1.50%
         Developing Markets Growth Fund            2.00%             2.00%

         SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

         For the period November 1, 1996 through December 31, 1998, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period January 1, 1994 through December 31, 1998, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         During the period ended December 31, 1997, for the International Growth and Mid Cap Growth Funds, SIA voluntarily absorbed an additional $169,890 and $506,914, respectively, in expenses that were otherwise payable by the Funds.

         As of December 31, 1997, the Small Cap Growth Fund and International Growth Fund, and had invested $710,000 and $210,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

         INVESTMENT SUB-ADVISER

         SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $369,607 were paid or payable to SKI for the period ended December 31, 1997.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1997:

                                                               % Shares
                                                   Shares     Outstanding
                                                   ------     -----------

         Large Cap Growth Fund                     400,625       19.73
         Mid Cap Growth Fund                     3,184,533       12.30
         Small Cap Growth Fund                     931,848       27.04
         Balanced Fund                             125,059       32.18
         International Growth Fund                 993,359       18.26
         Developing Markets Growth Fund            338,450       27.09


(4)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                          December 31,                      Years Ended June 30,
                                                             1997         -------------------------------------------------------
                                                          (Unaudited)      1997         1996       1995         1994        1993
=================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $40.39        $32.75       $28.38     $23.89       $25.61      $24.22
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                        .02           .07          .04        .11          .23         .33
  Net realized and unrealized gains
    (losses) on investments                                   3.87         10.02         6.61       5.88         (.33)       1.94
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         3.89         10.09         6.65       (.10)         5.9        2.27
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (.07)         (.03)        (.04)      (.09)        (.23)       (.34)
  From realized gains                                        (4.17)        (2.42)       (2.24)     (1.41)       (1.39)       (.54)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (4.24)        (2.45)       (2.28)     (1.50)       (1.62)       (.88)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $40.04        $40.39       $32.75     $28.38       $23.89      $25.61
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   9.82%        32.36%       24.48%     26.33%       (0.58%)      9.52%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $81,309       $72,226      $53,017    $45,211      $34,612     $37,602


RATIOS:
  Expenses to average daily net assets                       1.00%(3)      1.00%(2)     1.00%(2)   1.00%(2)     1.10%(2)    1.42%
  Net investment income to average daily net assets          0.10%(3)      0.20%(2)     0.14%(2)   0.42%(2)     0.89%(2)    1.31%
  Average brokerage commission rate(4)                     $0.0550       $0.0560          n/a        n/a          n/a         n/a
Portfolio turnover rate (excluding short-term securities)   17.22%        32.23%       49.99%     67.14%       73.62%      47.82%


----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $50,548, $110,099, $132,305 and $112,191 respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, 1.35% and 1.40% for the years ended June 30, 1997, 1996, 1995, and 1994 respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), 0.07%, and 0.59% respectively.

(3)  Percentages are adjusted to an annual rate.

(4) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share amounts prior to December 10, 1993 have been restated to reflect the 4 to 1 stock split.

                                                          Six Months
                                                            Ended
                                                          December 31,                      Years Ended June 30,
                                                             1997         -------------------------------------------------------
                                                          (Unaudited)      1997         1996       1995         1994        1993
=================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $15.43        $15.58       $13.00     $11.08       $11.91      $10.52
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                (.03)         (.03)        (.04)      ----         (.01)        .03
  Net realized and unrealized gains
    (losses) on investments                                   1.31          2.50         4.07       2.96         (.51)       1.43
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         1.28          2.47         4.03       2.96         (.52)       1.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  ----          ----         ----       ----         (.02)       (.05)
  From realized gains                                        (2.02)        (2.62)       (1.45)     (1.04)        (.29)       (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.02)        (2.62)       (1.45)     (1.04)        (.31)       (.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $14.69        $15.43       $15.58     $13.00       $11.08      $11.91
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  8.85%        17.23%       33.00%     28.44%       (4.62%)     13.88%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $380,296      $386,543     $356,317   $327,879     $285,175    $341,702


RATIOS:
  Expenses to average daily net assets                       1.00%(2)      0.92%(2)     0.77%      0.83%        0.82%       0.80%
  Net investment income (loss) to average daily net assets  (0.41%)(2)    (0.20%)(2)   (0.23%)     0.02%       (0.08%)      0.35%
  Average brokerage commission rate (3)                     0.0540       $0.0510          n/a        n/a          n/a         n/a
Portfolio turnover rate (excluding short-term securities    18.58%        38.66%       50.38%     75.40%       46.71%      45.18%


----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1997 are adjusted to an annual rate. Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 1997, and the year ended June 30, 1997, the investment adviser voluntarily absorbed $506,914, and $609,840, respec-tively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the period ended December 31, 1997 and 1.09% for the year ended June 30, 1997 and the ratio of net investment income (loss) to average daily net assets would have been (0.66%) and (0.37%), respectively.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                          December 31,         Years Ended June 30,
                                                             1997         ------------------------------
                                                          (Unaudited)      1997         1996       1995
========================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $18.89        $19.27       $13.49     $10.00
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                         (.06)         (.14)        (.11)      (.02)
  Net realized and unrealized gains
    on investments                                             .98           .57         6.03       3.56
--------------------------------------------------------------------------------------------------------
Total from operations                                          .92           .43         5.92       3.54
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains                                         (.68)         (.81)        (.14)      (.05)
--------------------------------------------------------------------------------------------------------
Total distributions                                           (.68)         (.81)        (.14)      (.05)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $19.13        $18.89       $19.27     $13.49
--------------------------------------------------------------------------------------------------------
Total investment return (1)                                  5.00%         2.37%       44.13%     35.59%
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $65,930       $58,358      $50,846    $12,015


RATIOS:
  Expenses to average daily net assets                       1.50%(3)      1.50%        1.50%      1.50%
  Net investment income (loss) to average daily net assets  (0.66%)(3)    (0.81%)      (0.91%)    (0.30%)
  Average brokerage commission rate (2)                    $0.0490       $0.0480          n/a        n/a
Portfolio turnover rate (excluding short-term securities)   23.63%        58.39%       69.92%     49.39%


-------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvest ment of distributions at net asset value.

(2) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

(3)  Percentages are adjusted to an annual rate.

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                          December 31,         Years Ended June 30,         Period Ended
                                                             1997         -----------------------------       June 30,
                                                          (Unaudited)      1997         1996       1995       1994(1)
========================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $14.93        $12.57       $10.99      $9.48       $10.00
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                        .26           .33          .30        .28          .13
  Net realized and unrealized gains
    (losses) on investments                                    .91          2.42         1.57       1.50         (.59)
------------------------------------------------------------------------------------------------------------------------
Total from operations                                         1.17          2.75         1.87       1.78         (.46)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (.27)         (.32)        (.29)      (.27)        (.06)
  From realized gains                                        (1.23)         (.07)       -----      -----        -----
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.50)         (.39)        (.29)      (.27)        (.06)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $14.60        $14.93       $12.57     $10.99        $9.48
------------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                  7.96%        22.42%       17.26%     19.16%       (4.56%)
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $5,673        $5,103       $4,062     $2,444       $1,296


RATIOS:
  Expenses to average daily net assets                       1.00%(4)      1.00%        1.00%      1.00%        1.00%(3)
  Net investment income to average daily net assets          2.43%(4)      2.48%        2.61%      2.97%        2.87%(3)
  Average brokerage commission rate (3)                    $0.0560       $0.0570          n/a        n/a          n/a
Portfolio turnover rate (excluding short-term securities)   32.08%        38.16%      101.37%      50.61%      52.53%


-------------------

(1)  Period from December 31, 1993 (commencement of operations), to June 30,
     1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

(4)  Percentages are adjusted to an annual rate.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                          December 31,                      Years Ended June 30,
                                                             1997         -------------------------------------------------------
                                                          (Unaudited)      1997         1996       1995         1994        1993
=================================================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $18.57        $16.29       $15.71     $14.87       $11.99      $10.70
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                (.04)          .01          .02        .09         (.04)       (.03)
  Net realized and unrealized gains on investments           (1.30)         2.70         1.50       1.06         3.08        1.35
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (1.34)         2.71         1.52       1.15         3.04        1.32
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (.19)         (.01)        (.09)      (.04)        (.10)       (.03)
  From realized gains                                         (.51)         (.42)        (.85)      (.27)        (.06)       ----
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.70)         (.43)        (.94)      (.31)        (.16)       (.03)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $16.53        $18.57       $16.29     $15.71       $14.87      $11.99
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (7.16%)       17.04%       10.21%      7.86%       25.26%      12.37%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $89,921       $99,279      $88,712    $68,125      $63,699     $34,549


RATIOS:
  Expenses to average daily net assets                       1.50%(2)      1.50%(2)     1.50%(2)   1.50%(2)     1.65%(2)    1.85%
  Net investment income (loss) to average daily net assets  (0.57%)(2)     0.05%(2)     0.13%(2)   0.62%(2)    (0.16%)(2)  (0.29%)
  Average brokerage commission rate (3)                    $0.0180       $0.0060          n/a        n/a          n/a         n/a
Portfolio turnover rate (excluding short-term securities)   16.76%        41.59%       38.55%     40.42%       42.48%      52.50%


------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1997 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1997 and years ended June 30, 1997, 1996, 1995, and 1994, the investment adviser voluntarily absorbed $169,890, $306,575, $269,556, $228,795, and
     $111,320, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1997, and years ended June 30, 1997,1996, 1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (0.92%), (0.30%), (0.22%), 0.27% and (0.36%) respectively.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                          December 31,         Years Ended June 30,
                                                             1997         ------------------------------
                                                          (Unaudited)      1997         1996       1995
========================================================================================================
NET ASSET VALUE:
  Beginning of period                                       $13.04        $10.95        $9.41     $10.00
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                (.03)          .03         ----       ----
  Net realized and unrealized gains
    (losses) on investments                                  (2.65)         2.06         1.55       (.54)
--------------------------------------------------------------------------------------------------------
Total from operations                                        (2.68)         2.09         1.55       (.54)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (.01)         ----         ----       ----
  From realized gains                                         ----          ----         (.01)      (.05)
--------------------------------------------------------------------------------------------------------
Total distributions                                           (.01)         ----         (.01)      (.05)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                             $10.35        $13.04       $10.95      $9.41
--------------------------------------------------------------------------------------------------------
  Total investment return (1)                              (20.54%)       19.09%       16.51%     (5.44%)
--------------------------------------------------------------------------------------------------------
  Net assets at end of period (000's omitted)              $12,929        16,789       $8,646     $4,618


RATIOS:
  Expenses to average daily net assets                       2.00%(3)      2.00%        2.00%      2.00%
   Net investment income (loss) to average daily net assets (0.58%)(3)     0.32%        0.06%      0.03%
   Average brokerage commission rate (2)                   $0.0020       $0.0040          n/a        n/a
  Portfolio turnover rate (excluding short-term securities) 17.32%        65.88%       46.22%     56.35%


-------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvest ment of distributions at net asset value.

(2) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

(3)  Percentages are adjusted to an annual rate.

SIT MUTUAL FUNDS
RESULTS OF THE SHAREHOLDER MEETING


The annual meetings of the shareholders of the Funds were held on October 21, 1997. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds.

The matters voted on by the shareholders of record as of August 25, 1997 and the results of the shareholders' vote at the October 21, 1997 meeting were as follows:

1.       Election of Directors:
                                                         For         Withheld
                                                         ---         --------
         Eugene C. Sit
                Large Cap Growth                   1,228,756            1,689
                Mid Cap Growth                    12,585,625           65,223
                Small Cap Growth                   2,227,362           13,880
                Balanced                             243,643              394
                International Growth               3,097,945            5,276
                Developing Markets Growth            861,031            4,430

         William E. Frenzel
                Large Cap Growth                   1,227,579            2,865
                Mid Cap Growth                    12,577,589           73,260
                Small Cap Growth                   2,226,656           14,586
                Balanced                             243,643              394
                International Growth               3,092,172           11,050
                Developing Markets Growth            860,495            4,966

         John E. Hulse
                Large Cap Growth                   1,228,122            2,322
                Mid Cap Growth                    12,554,098           96,751
                Small Cap Growth                   2,227,362           13,880
                Balanced                             243,643              394
                International Growth               3,098,278            4,944
                Developing Markets Growth            861,031            4,430

         Sidney L. Jones
                Large Cap Growth                   1,228,392            2,052
                Mid Cap Growth                    12,585,719           65,129
                Small Cap Growth                   2,227,362           13,880
                Balanced                             243,643              394
                International Growth               3,098,278            4,944
                Developing Markets Growth            861,031            4,430

         Peter L. Mitchelson
                Large Cap Growth                   1,228,756            1,689
                Mid Cap Growth                    12,588,697           62,151
                Small Cap Growth                   2,227,362           13,880
                Balanced                             243,643              394
                International Growth               3,098,724            4,498
                Developing Markets Growth            861,031            4,430

         Donald W. Phillips
                Large Cap Growth                   1,228,277            2,167
                Mid Cap Growth                    12,587,713           63,135
                Small Cap Growth                   2,227,362           13,880
                Balanced                             243,643              394
                International Growth               3,098,301            4,921
                Developing Markets Growth            861,031            4,430

                                                         For         Withheld
                                                         ---         --------
         Michael C. Brilley
                U.S. Government Securities         4,405,645           18,508
                Money Market                      17,579,022           97,609
                Tax-Free Income                   22,290,768           60,860
                MN Tax-Free Income                 6,647,332           25,079
                Bond                                 603,932              467


2.       Ratification of KPMG Peat Marwick as independent auditors for the
         Funds:

                                      For               Against         Abstain
                                      ---               -------         -------
         Large Cap Growth             1,219,272           9,028           2,144
         Mid Cap Growth               12,546,640         57,900          46,308
         Small Cap Growth             2,215,297          19,839           6,105
         Balanced                     243,643               394             000
         International Growth         3,044,018          13,712          45,491
         Developing Markets Growth    860,973             2,283           2,205

3. Amendment of each Fund's fundamental investment policy to eliminate restrictions on each Fund's ability to pledge Fund assets and allow each Fund to temporarily borrow money for emergency or extraordinary purposes:

                                      For               Against         Abstain
                                      ---               -------         -------
         Large Cap Growth             1,069,595         100,755           9,418
         Mid Cap Growth               10,229,887      1,158,157         177,148
         Small Cap Growth             2,070,240         132,757          16,251
         Balanced                     228,337             8,436           3,663
         International Growth         2,616,075         287,869          69,553
         Developing Markets Growth    744,199            51,953           7,599

4. Amendment of the Large Cap Growth Fund's fundamental investment objective from "achieve long-term capital appreciation, and secondarily, current income" to "maximize long-term capital appreciation."

                                       For              Against         Abstain
                                       ---              -------         -------
         Large Cap Growth              1,168,012          7,596           4,160

[LOGO]


Directors:
                Eugene C. Sit, CFA
                Peter L. Mitchelson, CFA
                William E. Frenzel
                John E. Hulse
                Sidney L. Jones
                Donald W. Phillips

Director Emeritus:
                Melvin C. Bahle



Officers:
                Eugene C. Sit, CFA                 Chairman
                Peter L. Mitchelson, CFA           Vice Chairman
                Mary K. Stern, CFA                 President
                Erik S. Anderson, CFA              Vice President - Investments
                Ronald D. Sit, CFA                 Vice President - Investments
                Paul E. Rasmussen                  Vice President & Treasurer
                Michael P. Eckert                  Vice President
                Michael J. Radmer                  Secretary
                Carla J. Rose                      Assistant Secretary
                Debra A. Sit, CFA                  Assistant Treasurer